UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Jessica R. Droeger

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS VALUED AND BALANCED FUNDS

Semiannual Report dated December 31, 2006	For investors seeking long-term growth potential.

Nuveen Investments

Value and Balanced Funds

Nuveen Large-Cap Value Fund

Nuveen Balanced Municipal and Stock Fund

Nuveen Balanced Stock and Bond Fund

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“No one knows

what the future

will bring, which

is why we think

a well-balanced

portfolio ... is

an important

component in

achieving your

long-term

financial goals.”

Dear Shareholder,

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The funds feature portfolio management by Institutional Capital LLC (ICAP), with Nuveen Asset Management managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers’ comments.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

February 16, 2007

Semiannual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital LLC (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Asset Management (NAM). We recently asked Rob Lyon, chief executive officer and chief investment officer of ICAP, and Tom Spalding of NAM to discuss the key portfolio management strategies and the performance of these three Funds for the six-month reporting period ended December 31, 2006.

How did the Funds perform during the past six months?

The table on page three provides performance information for the three Funds (Class A shares at net asset value) as of December 31, 2006. The table also compares the Funds’ performance to appropriate benchmarks.

The Nuveen Large-Cap Value Fund’s six-month return (Class A shares at net asset value) slightly outpaced the broad stock market, as measured by the S&P 500 Index, and performed in line with the Fund’s peer group, the Lipper Large-Cap Value Funds Index. The Fund trailed the Russell 1000 Value Index. This underperformance relative to the Russell index can be attributed to modestly negative stock selection in the energy, retail, and communications sectors, and to an overweighting in the transportation sector, which lost ground during the period. On the positive side, the Fund was helped by favorable stock selection in the consumer staples, health care, consumer services, and utilities sectors.

The Nuveen Balanced Municipal and Stock Fund’s six-month return (Class A shares at NAV) trailed its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Index, as well as its blended benchmark, the 40% Russell 1000 Value Index/60% Lehman Brothers 10-Year Municipal Bond Index. The Nuveen Balanced Stock and Bond Fund’s six-month return (Class A shares at net asset value) also trailed its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Index, and its blended benchmark, the 60% Russell 1000 Value Index/40% Lehman Brothers Intermediate Treasury Index.

What was your strategy in managing the equity portion of the Funds?

In recent shareholder reports, we discussed our decision to emphasize energy and transportation stocks; we believed that stocks in both groups were likely to benefit from tightening supplies and stronger demand. By the third quarter of 2006, however, these stocks’ valuations had risen, and the trends appeared to be mostly played out. This development led us to reduce the size of our allocation to both sectors, and at period end, the portfolio was only modestly overweighted in transportation stocks and maintained an essentially neutral weighting in the energy sector. Our management focus returned to an exclusive emphasis on bottom-up stock selection. In other words, we emphasized individual company catalysts in our search for high-quality, attractively valued large-cap stocks with the potential for favorable long-term results.

During the period, major areas of investment included the consumer staples and retail sectors. In consumer staples, we owned significant positions in such well known companies as Altria Group, Pepsi, and McDonald’s, while in retail, drug store chain CVS represented a significant new holding established in recent months. At the same time, we remained cautious about financials and utilities stocks and underweighted both groups relative to our Russell benchmark. Given slowing U.S. economic growth and consumer spending, we believed that our financials underweighting was prudent. We further believed that utility stocks were not offering sufficient value to warrant new investments in this sector. Although we limited our exposure to utility stocks generally, those utilities

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market conditions and other factors.

Semiannual Report    Page 2

Class A Shares

Average Annual Total Returns as of 12/31/06

	Cumulative 6-Month	1-Year	5-Year	10-Year
Nuveen Large-Cap Value Fund
A Shares at NAV	12.96%	19.82%	7.07%	9.04%
A Shares at Offer	6.47%	12.92%	5.80%	8.40%
Lipper Large-Cap Value Funds Index[1]	12.92%	19.78%	7.06%	9.01%
Russell 1000 Value Index[2]	14.72%	22.25%	10.86%	11.00%
S&P 500 Index[3]	12.74%	15.79%	6.19%	8.42%

Nuveen Balanced Municipal and Stock Fund
A Shares at NAV	7.38%	10.43%	4.94%	5.65%
A Shares at Offer	1.19%	4.08%	3.71%	5.03%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[4]	8.59%	11.08%	6.35%	6.46%
Market Benchmark Index[5]	8.67%	11.48%	7.86%	8.10%
S&P 500 Index[3]	12.74%	15.79%	6.19%	8.42%

Nuveen Balanced Stock and Bond Fund
A Shares at NAV	9.11%	12.71%	5.61%	7.45%
A Shares at Offer	2.84%	6.21%	4.37%	6.81%
Lipper Mixed-Asset Target Allocation Growth Funds Index[6]	9.31%	11.98%	6.15%	7.19%
Market Benchmark Index[7]	10.21%	11.98%	6.15%	7.19%
S&P 500 Index[3]	12.74%	15.79%	6.19%	8.42%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

we did own did better as a whole than those found in the Russell 1000 Value Index.

What were some of the Funds’ best-performing stocks of the period?

One of our top performers was energy giant Exxon Mobil, whose shares rose as the company continued to generate strong quarterly earnings and further delivered on its energy production targets. In addition, a retreat in oil prices during the period caused market uncertainty that increasingly led energy investors to favor big, stable companies such as Exxon Mobil. Also helping results was communications service provider BellSouth. This company benefited from optimism surrounding its merger with AT&T. The transaction closed during the final week of 2006.

Another positive performer was electric utility Entergy. This energy supplier to the southeastern United States benefited from positive regulatory changes. These changes enabled Entergy to charge more favorable rates, which in turn boosted the company’s cash flows. In the health care sector, Baxter International also performed well, beating earnings estimates, in part because of a continued strong pricing backdrop for the company’s plasma protein business. Of final note, food and tobacco company Altria Group gained ground. The company’s commitment to spinning off its Kraft Foods division was a positive for investors. Altria also continued to benefit from a further-improved litigation environment for tobacco businesses.

1	The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Mixed Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed Asset Target Allocation Moderate Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturities ranging from 8 to 12 years. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Mixed Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed Asset Target Allocation Growth Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers Intermediate Treasury Index. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semiannual Report    Page 3

Which stocks disappointed during the past six months?

One negative was consumer finance company Capital One Financial, whose shares were hurt by investors’ concerns that consumer credit quality was being stretched. This stock was sold from the portfolio during the period. In the energy sector, oilfield services company Halliburton was hampered by weakness in oil and natural gas prices as well as its relatively high level of debt compared to other major oil companies. Also lagging was steel maker U.S. Steel, which fell in line with declining fundamentals for the steel industry. We sold this stock during the period after it achieved our target price.

Farm and heavy equipment machinery maker Caterpillar lagged following the company’s weaker-than-expected earnings outlook, while our position in Marathon Oil was a further negative. Marathon’s shares fell on concerns about the outlook for U.S. oil refining companies in an environment of lower energy prices. Both Caterpillar and Marathon Oil were sold from the portfolio during the period.

How did you manage the municipal portion of the Balanced Municipal and Stock Fund?

The municipal yield curve continued to flatten during the past six months, with interest rates on short-term bonds remaining generally stable while long-term rates went down. This curve flattening came as investors anticipated potential future weakness in the municipal market and the increasing possibility of Federal Reserve interest rate cuts in 2007.

During the period, our management approach was to keep the Fund’s municipal portfolio fully invested – a goal we were able to achieve. We were generally comfortable with the portfolio’s existing holdings and overall structure; therefore, we made relatively few noteworthy changes during the period. New bond purchases, most of which were funded by the proceeds of bond calls, generally focused on current coupon bonds (bonds paying coupon interest close to market rates) or securities trading for modest premiums. In addition, we generally favored bonds issued by non-specialty (lower-tax) states, as we believed that so-called specialty state bonds were no longer offering attractive value for investors. At period end, the Fund’s municipal bond allocation stood at 58 percent of the portfolio, while its equity allocation was 42 percent; roughly unchanged from six months earlier.

How did you manage the Treasury portion of the Balanced Stock and Bond Fund?

The Fund’s fixed-income portfolio, which consists entirely of U.S. Treasury securities of varying maturities, performed well during the second half of 2006. In July, we lengthened the portfolio’s average maturity to take advantage of price weakness in the bond market at a time when yields on the 10-year Treasury note were above 5 percent. Nevertheless, the fixed-income portfolio maintained its relatively low sensitivity to interest rates. This positioning reflected our view that the Fed was unlikely to reduce short-term interest rates for an extended time, and that investors’ concerns about inflation were unlikely to dissipate quickly; conditions that we believe could provide upward pressure on medium- and long-term interest rates.

Dividend Information

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of December 31, 2006, the Nuveen Balanced Municipal and Stock Fund had positive UNII balances for both financial statement and, based on our best estimates, income tax purposes.

Semiannual Report    Page 4

Fund Spotlight as of 12/31/06 Nuveen Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$27.89	$27.32	$27.27	$27.98
Latest Capital Gain Distribution[1]	$1.8356	$1.8356	$1.8356	$1.8356
Latest Ordinary Income Distribution[2]	$1.0218	$0.8117	$0.8117	$1.0927
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 12/31/06

A Shares	NAV	Offer
1-Year	19.82%	12.92%
5-Year	7.07%	5.80%
10-Year	9.04%	8.40%

B Shares	w/o CDSC	w/CDSC
1-Year	18.91%	14.91%
5-Year	6.27%	6.11%
10-Year	8.39%	8.39%

C Shares	NAV
1-Year	18.90%
5-Year	6.27%
10-Year	8.21%

R Shares	NAV
1-Year	20.17%
5-Year	7.35%
10-Year	9.33%

Top Five Common Stock Holdings[3]
Citigroup Inc.	4.8%
Bank of America Corporation	4.6%
Exxon Mobil Corporation	3.9%
American International Group Inc.	3.6%
Bellsouth Corporation	3.6%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$555,932
Average Market Capitalization (Common Stocks)	$125 billion
Number of Stocks	43
Expense Ratio[4]	1.26%

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006 and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

4	Class A shares after credit/reimbursement for the six months ended December 31, 2006.

Semiannual Report    Page 5

Fund Spotlight as of 12/31/06 Nuveen Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	12.1%
Commercial Banks	10.1%
Pharmaceuticals	6.0%
Insurance	5.9%
Capital Markets	5.7%
Diversified Telecommunication Services	4.9%
Hotels, Restaurants & Leisure	4.8%
Diversified Financial Services	4.8%
Industrial Conglomerates	4.6%
Food & Staples Retailing	4.0%
Computers & Peripherals	3.7%
Tobacco	3.4%
Beverages	3.0%
Aerospace & Defense	2.9%
Road & Rail	2.9%
Multi-Utilities	2.7%
Health Care Equipment & Supplies	2.4%
Communications Equipment	1.9%
Short-Term Investments	1.6%
Other	12.6%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,129.60	$1,125.30	$1,125.10	$1,131.40	$1,018.85	$1,015.07	$1,015.07	$1,020.11
Expenses Incurred During Period	$6.76	$10.77	$10.77	$5.43	$6.41	$10.21	$10.21	$5.14

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.01%, 2.01% and 1.01% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report    Page 6

Fund Spotlight as of 12/31/06 Nuveen Balanced Municipal and Stock Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$25.18	$26.77	$26.73	$24.58
Latest Dividend[1]	$0.0405	$0.0305	$0.0305	$0.0435
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 12/31/06
A Shares	NAV	Offer
1-Year	10.43%	4.08%
5-Year	4.94%	3.71%
10-Year	5.65%	5.03%
B Shares	w/o CDSC	w/CDSC
1-Year	9.56%	5.56%
5-Year	4.16%	3.98%
10-Year	5.03%	5.03%
C Shares	NAV
1-Year	9.58%
5-Year	4.15%
10-Year	4.86%
R Shares	NAV
1-Year	10.69%
5-Year	5.21%
10-Year	5.93%
Bond Credit Quality[2]
AAA/U.S. Guaranteed		66.8%
AA		14.7%
A		2.3%
BBB		14.9%
BB or Lower		1.3%

Top Five Common Stock Holdings[3]
Citigroup Inc.	2.1%
Bank of America Corporation	2.0%
Exxon Mobil Corporation	1.7%
McDonalds Corporation	1.6%
American International Group Inc.	1.5%

Yields[5]
A Shares	NAV	Offer
SEC 30-Day Yield	2.53%	2.39%
Distribution Rate	1.93%	1.82%
B Shares	NAV
SEC 30-Day Yield	1.78%
Distribution Rate	1.37%
C Shares	NAV
SEC 30-Day Yield	1.78%
Distribution Rate	1.37%
R Shares	NAV
SEC 30-Day Yield	2.79%
Distribution Rate	2.12%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$78,183
Average Market Capitalization (Common Stocks)	$125 billion
Number of Common Stocks	43
Average Duration (Municipal Bonds)	4.53
Expense Ratio[4]	1.21%

1	Paid December 27, 2006. This is the latest monthly tax-exempt dividend declared during the period ended December 31, 2006. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2	As a percentage of total municipal bond holdings as of December 31, 2006. Holdings are subject to change.
3	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.
4	Class A shares after credit/reimbursement for the six months ended December 31, 2006.
5	Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

Semiannual Report    Page 7

Fund Spotlight as of 12/31/06 Nuveen Balanced Municipal and Stock Fund

Industries[1] Common Stocks:
Oil, Gas & Consumable Fuels	5.2%
Commercial Banks	4.3%
Pharmaceuticals	2.6%
Insurance	2.5%
Capital Markets	2.4%
Hotels, Restaurants & Leisure	2.1%
Diversified Financial Services	2.1%
Diversified Telecommunication Services	2.1%
Industrial Conglomerates	2.0%
Food & Staples Retailing	1.7%
Computers & Peripherals	1.6%
Tobacco	1.5%
Other	12.3%

Municipal Bonds:
Tax Obligation/Limited	13.4%
U.S. Guaranteed	11.3%
Health Care	8.1%
Tax Obligation/General	5.0%
Utilities	5.0%
Transportation	3.9%
Education and Civic Organizations	3.3%
Long-Term Care	3.2%
Consumer Staples	2.9%
Housing/Single Family	0.8%
Water and Sewer	0.7%
1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,073.80	$1,069.90	$1,069.60	$1,075.10	$1,019.11	$1,015.32	$1,015.32	$1,020.37
Expenses Incurred During Period	$6.32	$10.23	$10.22	$5.02	$6.16	$9.96	$9.96	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.21%,1.96%, 1.96% and .96% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report    Page 8

Fund Spotlight as of 12/31/06 Nuveen Balanced Stock and Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$25.81	$25.81	$25.83	$25.81
Latest Capital Gain Distribution[1]	$1.1433	$1.1433	$1.1433	$1.1433
Latest Ordinary Income Distribution[2]	$0.6188	$0.5684	$0.5684	$0.6356
Inception Date	8/07/96	8/07/96	8/07/96	8/07/96

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 12/31/06

A Shares	NAV	Offer
1-Year	12.71%	6.21%
5-Year	5.61%	4.37%
10-Year	7.45%	6.81%

B Shares	w/o CDSC	w/CDSC
1-Year	11.88%	7.88%
5-Year	4.84%	4.67%
10-Year	6.81%	6.81%

C Shares	NAV
1-Year	11.87%
5-Year	4.83%
10-Year	6.66%

R Shares	NAV
1-Year	12.99%
5-Year	5.88%
10-Year	7.71%

Top Five Common Stock Holdings[3]
Citigroup Inc.	2.9%
Bank of America Corporation	2.8%
Exxon Mobil Corporation	2.4%
McDonalds Corporation	2.2%
American International Group, Inc.	2.2%

Yields[5]

A Shares	NAV	Offer
SEC 30-Day Yield	1.94%	1.82%
Distribution Rate	2.34%	2.21%

B Shares	NAV
SEC 30-Day Yield	1.16%
Distribution Rate	1.56%

C Shares	NAV
SEC 30-Day Yield	1.16%
Distribution Rate	1.56%

R Shares	NAV
SEC 30-Day Yield	2.20%
Distribution Rate	2.61%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$58,292
Average Market Capitalization (Common Stocks)	$125 billion
Number of Common Stocks	43
Average Duration (Bonds)	4.59
Expense Ratio[4]	1.24%

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

4	Class A shares after credit/reimbursement for the six months ended December 31, 2006.

5	Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

Semiannual Report    Page 9

Fund Spotlight as of 12/31/06 Nuveen Balanced Stock and Bond Fund

Industries[1]
U.S. Treasury Notes	25.8%
U.S. Treasury Bonds	13.6%
Oil, Gas & Consumable Fuels	7.3%
Commercial Banks	6.1%
Pharmaceuticals	3.7%
Insurance	3.5%
Capital Markets	3.4%
Hotels, Restaurants & Leisure	3.0%
Diversified Financial Services	2.9%
Diversified Telecommunication Services	2.9%
Industrial Conglomerates	2.8%
Food & Staples Retailing	2.4%
Computers & Peripherals	2.2%
Tobacco	2.1%
Beverages	1.8%
Aerospace & Defense	1.8%
Short-Term Investments	1.1%
Other	13.6%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,091.10	$1,087.10	$1,087.10	$1,092.50	$1,018.95	$1,015.17	$1,015.17	$1,020.21
Expenses Incurred During Period	$6.54	$10.47	$10.47	$5.22	$6.31	$10.11	$10.11	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.24%, 1.99%, 1.99% and .99% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report    Page 10

Shareholder

Meeting Report

	Nuveen Large Cap Value Fund	Balanced Stock & Bond Fund	Balanced Municipal & Stock Fund
To approve a new sub-advisory agreement between Nuveen Asset Management and Institutional Capital LLC.
For	9,231,181	1,155,259	1,505,895
Against	304,985	23,167	52,028
Abstain	375,405	27,120	58,980
Total	9,911,571	1,205,546	1,616,903

Portfolio of Investments (Unaudited)

Nuveen Large-Cap Value Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 2.9%

360,300	Honeywell International Inc.	$16,299,972
	Beverages – 3.0%

266,750	PepsiCo, Inc.	16,685,213
	Capital Markets – 5.7%

386,550	JPMorgan Chase & Co.	18,670,365

157,752	Morgan Stanley	12,845,745
	Total Capital Markets	31,516,110

	Chemicals – 1.2%

185,300	Imperial Chemical Industries PLC, Sponsored ADR	6,565,179
	Commercial Banks – 10.2%

477,950	Bank of America Corporation	25,517,750

240,050	Wachovia Corporation	13,670,848

485,800	Wells Fargo & Company	17,275,048
	Total Commercial Banks	56,463,646

	Communications Equipment – 1.9%

507,900	Motorola, Inc.	10,442,424
	Computers & Peripherals – 3.7%

268,050	Hewlett-Packard Company	11,040,980

97,100	International Business Machines Corporation (IBM)	9,433,265
	Total Computers & Peripherals	20,474,245

	Containers & Packaging – 1.1%

137,050	Temple Inland Inc.	6,308,412
	Diversified Financial Services – 4.8%

483,011	Citigroup Inc.	26,903,709
	Diversified Telecommunication Services – 4.9%

423,350	BellSouth Corporation	19,944,018

374,900	Sprint Nextel Corporation	7,081,861
	Total Diversified Telecommunication Services	27,025,879

	Electric Utilities – 1.4%

86,800	Entergy Corporation	8,013,376
	Electronic Equipment & Instruments – 0.9%

164,700	Agilent Technologies, Inc., (1)	5,739,795
	Energy Equipment & Services – 1.4%

242,085	Halliburton Company	7,516,739
	Food & Staples Retailing – 4.0%

224,700	CVS Corporation	6,945,477

331,350	Wal-Mart Stores, Inc.	15,301,743
	Total Food & Staples Retailing	22,247,220

	Health Care Equipment & Supplies – 2.4%

289,950	Baxter International Inc.	13,450,781

Shares	Description	Value

	Hotels, Restaurants & Leisure – 4.8%

292,650	Intercontinental Hotels Group PLC, ADR	$7,389,413

441,250	McDonald’s Corporation	19,560,613
	Total Hotels, Restaurants & Leisure	26,950,026

	Industrial Conglomerates – 4.6%

530,350	General Electric Company	19,734,324

61,750	Textron Inc.	5,790,298
	Total Industrial Conglomerates	25,524,622

	Insurance – 5.9%

279,100	American International Group, Inc.	20,000,305

235,550	St. Paul Travelers Companies, Inc.	12,646,680
	Total Insurance	32,646,985

	Media – 1.8%

245,250	Viacom Inc., Class B, (1)	10,062,608
	Metals & Mining – 1.7%

44,550	Rio Tinto PLC, Sponsored ADR	9,466,430
	Multiline Retail – 1.5%

149,900	Target Corporation	8,551,795
	Multi-Utilities – 2.7%

178,550	Dominion Resources, Inc.	14,969,632
	Oil, Gas & Consumable Fuels – 12.1%

279,700	Exxon Mobil Corporation	21,433,410

194,650	Hess Corporation	9,648,801

276,850	Occidental Petroleum Corporation	13,518,586

233,350	Total SA, Sponsored ADR	16,782,532

127,550	XTO Energy, Inc.	6,001,228
	Total Oil, Gas & Consumable Fuels	67,384,557

	Paper & Forest Products – 1.6%

255,100	International Paper Company	8,698,910
	Pharmaceuticals – 6.0%

319,550	Bristol-Myers Squibb Company	8,410,556

153,233	Eli Lilly and Company	7,983,439

297,450	Norvatis AG, ADR	17,085,528
	Total Pharmaceuticals	33,479,523

	Road & Rail – 2.9%

216,150	CSX Corporation	7,442,045

169,600	Norfolk Southern Corporation	8,529,184
	Total Road & Rail	15,971,229

	Tobacco – 3.4%

217,900	Altria Group, Inc.	18,700,178
	Total Common Stocks (cost $418,569,082)	548,059,195

Portfolio of Investments (Unaudited)

Nuveen Large-Cap Value Fund (continued)

December 31, 2006

Principal Amount (000)	Description	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.6%
$8,694	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/06, repurchase price $8,698,007, collateralized by $6,995,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $8,872,199	4.580%	1/02/07	$8,693,583

	Total Short-Term Investments (cost $8,693,583)			8,693,583

	Total Investments (cost $427,262,665) – 100.1%			556,752,778

	Other Assets Less Liabilities – (0.1)%			(820,499)

	Net Assets – 100%			$555,932,279

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Balanced Municipal and Stock Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS – 40.9%

	Aerospace & Defense – 1.2%

20,850	Honeywell International Inc.	$943,254
	Beverages – 1.2%

15,450	PepsiCo, Inc.	966,398
	Capital Markets – 2.3%

22,400	JPMorgan Chase & Co.	1,081,920

9,205	Morgan Stanley	749,563
	Total Capital Markets	1,831,483

	Chemicals – 0.5%

10,700	Imperial Chemical Industries PLC, Sponsored ADR	379,101
	Commercial Banks – 4.2%

27,700	Bank of America Corporation	1,478,902

14,100	Wachovia Corporation	802,995

27,800	Wells Fargo & Company	988,568
	Total Commercial Banks	3,270,465

	Communications Equipment – 0.8%

30,550	Motorola, Inc.	628,108
	Computers & Peripherals – 1.5%

15,550	Hewlett-Packard Company	640,505

5,650	International Business Machines Corporation (IBM)	548,898
	Total Computers & Peripherals	1,189,403

	Containers & Packaging – 0.6%

7,600	Temple Inland Inc.	349,828
	Diversified Financial Services – 2.0%

28,410	Citigroup Inc.	1,582,436
	Diversified Telecommunication Services – 2.0%

24,500	BellSouth Corporation	1,154,195

22,100	Sprint Nextel Corporation	417,469
	Total Diversified Telecommunication Services	1,571,664

	Electric Utilities – 0.6%

4,850	Entergy Corporation	447,752
	Electronic Equipment & Instruments – 0.6%

9,500	Agilent Technologies, Inc., (1)	331,075
	Energy Equipment & Services – 0.6%

13,999	Halliburton Company	434,669
	Food & Staples Retailing – 1.6%

13,450	CVS Corporation	415,740

18,900	Wal-Mart Stores, Inc.	872,802
	Total Food & Staples Retailing	1,288,542

	Health Care Equipment & Supplies – 1.0%

17,400	Baxter International Inc.	807,186

Portfolio of Investments (Unaudited)

Nuveen Balanced Municipal and Stock Fund (continued)

December 31, 2006

Shares	Description	Value

	Hotels, Restaurants & Leisure – 2.1%

17,000	Intercontinental Hotels Group PLC, ADR	$429,250

26,700	McDonald’s Corporation	1,183,611
	Total Hotels, Restaurants & Leisure	1,612,861

	Industrial Conglomerates – 1.9%

30,200	General Electric Company	1,123,742

3,800	Textron Inc.	356,326
	Total Industrial Conglomerates	1,480,068

	Insurance – 2.4%

16,200	American International Group, Inc.	1,160,892

13,700	St. Paul Travelers Companies, Inc.	735,553
	Total Insurance	1,896,445

	Media – 0.7%

14,150	Viacom Inc., Class B, (1)	580,575
	Metals & Mining – 0.7%

2,700	Rio Tinto PLC, Sponsored ADR	573,723
	Multiline Retail – 0.6%

8,650	Target Corporation	493,483
	Multi-Utilities – 1.1%

10,400	Dominion Resources, Inc.	871,936
	Oil, Gas & Consumable Fuels – 5.0%

16,550	Exxon Mobil Corporation	1,268,227

11,300	Hess Corporation	560,141

15,850	Occidental Petroleum Corporation	773,956

13,350	Total SA, Sponsored ADR	960,132

7,400	XTO Energy, Inc.	348,170
	Total Oil, Gas & Consumable Fuels	3,910,626

	Paper & Forest Products – 0.6%

14,800	International Paper Company	504,680
	Pharmaceuticals – 2.5%

18,350	Bristol-Myers Squibb Company	482,972

8,893	Eli Lilly and Company	463,325

17,450	Norvatis AG, ADR	1,002,328
	Total Pharmaceuticals	1,948,625

	Road & Rail – 1.2%

12,450	CSX Corporation	428,654

9,850	Norfolk Southern Corporation	495,357
	Total Road & Rail	924,011

	Tobacco – 1.4%

13,150	Altria Group, Inc.	1,128,533
	Total Common Stocks (cost $24,129,796)	31,946,930

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	MUNICIPAL BONDS – 55.5%

	California – 6.7%

$1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	AAA		$818,000

500	Calleguas-Las Virgenes Public Finance Authority, California, Water Revenue Bonds, Calleguas Municipal Water District, Series 2003B, 5.250%, 7/01/19 – MBIA Insured	7/13 at 100.00	AAA		543,690

735	Northern California Power Agency, Revenue Bonds, Geothermal Project 3, Series 1993, 5.650%, 7/01/07	No Opt. Call	A2		741,233

250	Orange County, California, Refunding Recovery Bonds, Series 1995A, 6.000%, 6/01/10 – MBIA Insured (ETM)	No Opt. Call	AAA		270,028

1,495	Palmdale Civic Authority, California, Revenue Refinancing Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12 – MBIA Insured	7/07 at 102.00	AAA		1,537,233

1,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 5.700%, 9/01/11 (Pre-refunded 9/01/09)	9/09 at 101.00	Baa3	(4)	1,052,730

250	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3		259,993
5,230	Total California				5,222,907
	Colorado – 5.4%

750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	AA		791,085

250	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	BBB+		262,900

1,000	Denver City and County, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects, Series 1999A, 6.000%, 1/01/13 – MBIA Insured (Alternative Minimum Tax)	1/09 at 101.00	AAA		1,046,620

2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – MBIA Insured	No Opt. Call	AAA		445,680

2,000	Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A, 0.000%, 1/01/12 – MBIA Insured	No Opt. Call	AAA		1,654,899

160	Northwest Parkway Public Highway Authority, Colorado, Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27 – AMBAC Insured	6/11 at 38.04	AAA		50,149
6,160	Total Colorado				4,251,333
	Connecticut – 0.8%

400	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 4.875%, 12/01/07	6/07 at 103.00	BBB+		402,828

185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care, Series 1997B, 5.125%, 7/01/07	No Opt. Call	BBB–		186,045
585	Total Connecticut				588,873
	District of Columbia – 0.5%

255	District of Columbia, General Obligation Refunding Bonds, Series 1994A-1, 6.500%, 6/01/10 – MBIA Insured	No Opt. Call	AAA		277,463

130	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/21 – AMBAC Insured	10/08 at 101.00	AAA		133,867
385	Total District of Columbia				411,330
	Idaho – 0.2%

130	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative Minimum Tax)	1/07 at 102.00	Aa3		132,252

Portfolio of Investments (Unaudited)

Nuveen Balanced Municipal and Stock Fund (continued)

December 31, 2006

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 5.0%

$870	Bolingbrook, Will and DuPage Counties, Illinois, Residential Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10 – FGIC Insured (ETM)	No Opt. Call	AAA		$935,276

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
2,205	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AAA		1,019,658
2,205	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AAA		813,094

65	Chicago, Illinois, General Obligation Refunding Bonds, Series 1996B, 5.125%, 1/01/25 – FGIC Insured	1/07 at 101.00	AAA		65,710

	Illinois Development Finance Authority, Economic Development Revenue Bonds, Latin School of Chicago, Series 1998:
270	5.200%, 8/01/11 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(4)	276,248
200	5.250%, 8/01/12 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(4)	204,780
580	5.300%, 8/01/13 (Pre-refunded 8/01/08)	8/08 at 100.00	Baa2	(4)	594,309
6,395	Total Illinois				3,909,075
	Indiana – 1.1%

860	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – MBIA Insured	2/08 at 101.00	AAA		862,442
	Iowa – 1.3%

970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BBB–		983,561
	Louisiana – 0.5%

340	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA		364,249
	Maine – 0.3%

255	Winslow, Maine, General Obligation Tax Increment Financing Bonds, Crowe Rope Industries, Series 1997A, 6.000%, 3/01/11 – MBIA Insured (Alternative Minimum Tax)	3/07 at 102.00	AAA		260,921
	Massachusetts – 1.9%

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		910,700

545	Massachusetts Turnpike Authority, Western Turnpike Revenue Bonds, Series 1997A, 5.550%, 1/01/17 – MBIA Insured	1/07 at 100.00	AAA		568,500
1,430	Total Massachusetts				1,479,200
	Michigan – 0.7%

540	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.000%, 8/15/13	8/08 at 101.00	BB–		548,991
	Minnesota – 0.7%

500	Minnesota, General Obligation Bonds, Series 1998, 5.000%, 11/01/17	11/08 at 100.00	AAA		511,385
	Mississippi – 1.3%

500	Jones County, Mississippi, Hospital Revenue Bonds, South Central Regional Medical Center, Series 1997, 5.400%, 12/01/11 (Pre-refunded 12/01/07)	12/07 at 100.00	BBB+	(4)	507,675

500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 – XLCA Insured	3/16 at 100.00	AAA		534,285
1,000	Total Mississippi				1,041,960
	Missouri – 1.2%

1,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AAA		413,430

500	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/21 – MBIA Insured	1/16 at 100.00	AAA		538,480
1,500	Total Missouri				951,910

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada – 0.7%

$480	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.125%, 7/01/17 – AMBAC Insured	7/13 at 100.00	AAA		$515,635

25	Nevada Housing Division, Single Family Mortgage Bonds, Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative Minimum Tax)	4/07 at 102.00	Aa3		25,219
505	Total Nevada				540,854
	New Jersey – 1.1%

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/22 – FSA Insured	No Opt. Call	AAA		570,970

275	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32	6/12 at 100.00	BBB		292,179
775	Total New Jersey				863,149
	New York – 6.5%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AAA		535,460

125	New York City, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11	11/08 at 100.00	AA–		127,070

360	New York City, New York, General Obligation Bonds, Fiscal Series 1997I, 6.000%, 4/15/09 (Pre-refunded 4/15/07)	4/07 at 101.00	AA–	(4)	366,052

700	New York City, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10	8/07 at 101.00	AA–		713,601

300	New York City, New York, General Obligation Bonds, Fiscal Series 1998D, 5.500%, 8/01/10 (Pre-refunded 8/01/07)	8/07 at 101.00	AA–	(4)	306,276

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
1,000	5.500%, 6/01/15	6/10 at 100.00	AA–		1,056,840
500	5.500%, 6/01/16	6/11 at 100.00	AA–		535,440

1,430	New York State Urban Development Corporation, Service Contract Revenue Bonds, Youth Facilities, Series 1997, 6.500%, 4/01/07	No Opt. Call	AAA		1,439,981
4,915	Total New York				5,080,720
	North Carolina – 2.2%

515	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1997A, 5.375%, 1/01/24 – MBIA Insured	1/08 at 101.00	AAA		528,091

1,065	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)	No Opt. Call	AAA		1,172,735
1,580	Total North Carolina				1,700,826
	Ohio – 1.7%

250	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 5.750%, 1/01/22	7/13 at 100.00	AA–		275,368

1,000	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	2/08 at 101.00	BBB		1,016,500
1,250	Total Ohio				1,291,868
	Oklahoma – 1.9%

470	Edmond Public Works Authority, Oklahoma, Utility System Revenue Refunding Bonds, Series 1999, 5.600%, 7/01/19 (Pre-refunded 7/01/09) – AMBAC Insured	7/09 at 100.00	AAA		492,847

1,000	Oklahoma State Industries Authority, Health System Revenue Refunding Bonds, Baptist Medical Center, Series 1995D, 6.000%, 8/15/07– AMBAC Insured	No Opt. Call	AAA		1,014,430
1,470	Total Oklahoma				1,507,277
	Oregon – 0.6%

445	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29 (Alternative Minimum Tax)	1/14 at 100.00	Aa2		457,754
	Rhode Island – 1.0%

760	Providence, Rhode Island, General Obligation Bonds, Series 1997A, 6.000%, 7/15/09 (Pre-refunded 7/15/07) – FSA Insured	7/07 at 101.00	AAA		777,290

Portfolio of Investments (Unaudited)

Nuveen Balanced Municipal and Stock Fund (continued)

December 31, 2006

Principal Amount (000)	Description	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina – 3.5%

$250	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20	12/14 at 100.00	A		$267,963

1,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19 (Pre-refunded 12/01/12)	12/12 at 101.00	AA–	(4)	1,123,590

500	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 – MBIA Insured	8/14 at 100.00	AAA		540,205

775	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22	5/11 at 101.00	BBB		827,475
2,525	Total South Carolina				2,759,233
	Texas – 4.2%

2,000	Abilene Higher Education Authority, Inc., Texas, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13 (Alternative Minimum Tax)	11/08 at 100.00	Aa3		2,023,736

500	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/31 – AMBAC Insured	12/11 at 100.00	AAA		517,715

1,550	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/30 – MBIA Insured	No Opt. Call	AAA		531,883

630	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	AAA		221,237
4,680	Total Texas				3,294,571
	Utah – 0.3%

200	Utah State Board of Regents, Student Loan Revenue Bonds, Series 1995N, 6.000%, 5/01/08 – AMBAC Insured (Alternative Minimum Tax)	5/07 at 101.00	AAA		202,276
	Virginia – 0.3%

250	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Refunding Bonds, Inova Health System, Series 1998A, 5.000%, 8/15/25	2/08 at 101.00	AA+		253,638
	Washington – 2.6%

800	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/09 at 101.00	AAA		809,936

465	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004, 5.000%, 9/01/22 – FGIC Insured	9/14 at 100.00	AAA		492,756

695	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB		766,092
1,960	Total Washington				2,068,784
	West Virginia – 0.6%

500	West Virginia Hospital Finance Authority, Revenue Bonds, United Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 – AMBAC Insured	6/16 at 100.00	AAA		504,770
	Wisconsin – 0.7%

520	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.375%, 6/01/32	6/12 at 100.00	BBB		567,471
$48,615	Total Municipal Bonds (cost $41,814,152)				43,390,870

	Total Investments (cost $65,943,948) – 96.4%				75,337,800

	Other Assets Less Liabilities – 3.6%				2,844,923

	Net Assets – 100%				$78,182,723

(1)	Non-income producing.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(ETM)	Escrowed to maturity.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

20

Portfolio of Investments (Unaudited)

Nuveen Balanced Stock and Bond Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS – 59.4%

	Aerospace & Defense – 1.8%

23,050	Honeywell International Inc.	$1,042,782
	Beverages – 1.8%

16,700	PepsiCo, Inc.	1,044,585
	Capital Markets – 3.4%

24,400	JPMorgan Chase & Co.	1,178,520

9,904	Morgan Stanley	806,483
	Total Capital Markets	1,985,003

	Chemicals – 0.7%

11,600	Imperial Chemical Industries PLC, Sponsored ADR	410,988
	Commercial Banks – 6.0%

29,900	Bank of America Corporation	1,596,361

15,050	Wachovia Corporation	857,098

30,000	Wells Fargo & Company	1,066,800
	Total Commercial Banks	3,520,259

	Communications Equipment – 1.2%

33,600	Motorola, Inc.	690,816
	Computers & Peripherals – 2.2%

16,750	Hewlett-Packard Company	689,933

5,950	International Business Machines Corporation (IBM)	578,043
	Total Computers & Peripherals	1,267,976

	Containers & Packaging – 0.8%

8,600	Temple Inland Inc.	395,858
	Diversified Financial Services – 2.9%

30,674	Citigroup Inc.	1,708,542
	Diversified Telecommunication Services – 2.9%

26,600	BellSouth Corporation	1,253,126

23,100	Sprint Nextel Corporation	436,359
	Total Diversified Telecommunication Services	1,689,485

	Electric Utilities – 0.8%

5,100	Entergy Corporation	470,832
	Electronic Equipment & Instruments – 0.7%

10,350	Agilent Technologies, Inc., (1)	360,698
	Energy Equipment & Services – 0.8%

15,149	Halliburton Company	470,376
	Food & Staples Retailing – 2.4%

14,600	CVS Corporation	451,286

20,750	Wal-Mart Stores, Inc.	958,235
	Total Food & Staples Retailing	1,409,521

	Health Care Equipment & Supplies – 1.5%

18,950	Baxter International Inc.	879,091

21

Portfolio of Investments (Unaudited)

Nuveen Balanced Stock and Bond Fund (continued)

December 31, 2006

Shares	Description	Value

	Hotels, Restaurants & Leisure – 3.0%

18,600	Intercontinental Hotels Group PLC, ADR	$469,650

28,800	McDonald’s Corporation	1,276,704
	Total Hotels, Restaurants & Leisure	1,746,354

	Industrial Conglomerates – 2.7%

32,750	General Electric Company	1,218,628

4,050	Textron Inc.	379,769
	Total Industrial Conglomerates	1,598,397

	Insurance – 3.5%

17,550	American International Group, Inc.	1,257,633

14,750	St. Paul Travelers Companies, Inc.	791,928
	Total Insurance	2,049,561

	Media – 1.1%

15,350	Viacom Inc., Class B, (1)	629,811
	Metals & Mining – 1.0%

2,850	Rio Tinto PLC, Sponsored ADR	605,597
	Multiline Retail – 0.9%

9,350	Target Corporation	533,418
	Multi-Utilities – 1.6%

11,200	Dominion Resources, Inc.	939,008
	Oil, Gas & Consumable Fuels – 7.3%

18,250	Exxon Mobil Corporation	1,398,498

12,100	Hess Corporation	599,797

17,100	Occidental Petroleum Corporation	834,993

14,600	Total SA, Sponsored ADR	1,050,032

8,000	XTO Energy, Inc.	376,400
	Total Oil, Gas & Consumable Fuels	4,259,720

	Paper & Forest Products – 0.9%

15,950	International Paper Company	543,895
	Pharmaceuticals – 3.7%

20,450	Bristol-Myers Squibb Company	538,244

9,643	Eli Lilly and Company	502,400

19,000	Norvatis AG, ADR	1,091,360
	Total Pharmaceuticals	2,132,004

	Road & Rail – 1.7%

13,450	CSX Corporation	463,084

10,550	Norfolk Southern Corporation	530,560
	Total Road & Rail	993,644

	Tobacco – 2.1%

14,150	Altria Group, Inc.	1,214,352
	Total Common Stocks (cost $26,280,583)	34,592,573

22

Principal Amount (000)	Description	Coupon	Maturity	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 39.1%

$2,935	United States of America Treasury Bonds	7.250%	5/15/16	$3,489,784

2,150	United States of America Treasury Bonds	7.250%	8/15/22	2,697,075

1,480	United States of America Treasury Bonds	6.000%	2/15/26	1,678,992

4,300	United States of America Treasury Notes	3.125%	1/31/07	4,295,130

4,275	United States of America Treasury Notes	4.750%	11/15/08	4,270,827

3,880	United States of America Treasury Notes	5.750%	8/15/10	4,015,042

2,435	United States of America Treasury Notes	4.250%	11/15/13	2,371,464
$21,455	Total U.S. Government and Agency Obligations (cost $22,296,898)			22,818,314

	SHORT-TERM INVESTMENTS – 1.1%
$626	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/06, repurchase price $625,909, collateralized by $505,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $640,523	4.580%	1/02/07	625,591

	Total Short-Term Investments (cost $625,591)			625,591

	Total Investments (cost $49,203,072) – 99.6%			58,036,478

	Other Assets Less Liabilities – 0.4%			255,358

	Net Assets – 100%			$58,291,836

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

23

Statement of Assets and Liabilities (Unaudited)

December 31, 2006

	Large-Cap Value	Municipal and Stock	Stock and Bond
Assets
Investments, at value (cost $427,262,665, $65,943,948 and $49,203,072, respectively)	$556,752,778	$75,337,800	$58,036,478
Cash	—	434,577	—
Receivables:
Dividends	811,196	47,016	50,923
Interest	3,318	731,160	300,586
Investments sold	981,869	1,914,374	60,122
Reclaims	24,521	1,403	1,520
Shares sold	595,353	75,119	55,305
Other assets	156,580	28,498	15,544
Total assets	559,325,615	78,569,947	58,520,478
Liabilities
Payables:
Distributions	1,294,236	145,962	86,684
Investments purchased	524,142	36,507	33,900
Shares redeemed	693,395	86,539	27,996
Accrued expenses:
Management fees	386,289	48,651	34,394
12b-1 distribution and service fees	146,201	26,659	20,071
Other	349,073	42,906	25,597
Total liabilities	3,393,336	387,224	228,642
Net assets	$555,932,279	$78,182,723	$58,291,836
Class A Shares
Net assets	$472,959,247	$60,271,033	$33,096,406
Shares outstanding	16,955,601	2,393,743	1,282,150
Net asset value per share	$27.89	$25.18	$25.81
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$29.59	$26.72	$27.38
Class B Shares
Net assets	$22,755,705	$7,724,799	$7,186,462
Shares outstanding	832,988	288,574	278,476
Net asset value and offering price per share	$27.32	$26.77	$25.81
Class C Shares
Net assets	$30,752,865	$8,700,899	$7,728,416
Shares outstanding	1,127,523	325,452	299,229
Net asset value and offering price per share	$27.27	$26.73	$25.83
Class R Shares
Net assets	$29,464,462	$1,485,992	$10,280,552
Shares outstanding	1,053,158	60,466	398,287
Net asset value and offering price per share	$27.98	$24.58	$25.81

Net Assets Consist of:
Capital paid-in	$416,378,623	$70,756,106	$49,133,596
Undistributed (Over-distribution of) net investment income	(44,230)	105,453	(260,225)
Accumulated net realized gain (loss) from investments and foreign currencies	10,107,773	(2,072,688)	585,059
Net unrealized appreciation (depreciation) of investments	129,490,113	9,393,852	8,833,406
Net assets	$555,932,279	$78,182,723	$58,291,836

See accompanying notes to financial statements.

24

Statement of Operations (Unaudited)

Six Months Ended December 31, 2006

	Large-Cap Value	Municipal and Stock	Stock and Bond
Investment Income
Dividends (net of foreign tax withheld of $13,031, $745 and $808, respectively)	$6,071,497	$353,705	$383,061
Interest	244,692	1,153,271	568,810
Total investment income	6,316,189	1,506,976	951,871
Expenses
Management fees	2,224,896	289,327	211,931
12b-1 service fees – Class A	577,037	74,915	40,448
12b-1 distribution and service fees – Class B	121,021	45,403	38,430
12b-1 distribution and service fees – Class C	150,673	41,452	38,454
Shareholders’ servicing agent fees and expenses	318,415	30,800	30,520
Custodian’s fees and expenses	54,603	29,884	19,098
Trustees’ fees and expenses	7,393	2,039	609
Professional fees	26,910	6,938	5,557
Shareholders’ reports – printing and mailing expenses	72,903	8,983	8,860
Federal and state registration fees	26,856	23,152	21,944
Other expenses	10,046	1,419	1,044
Total expenses before custodian fee credit and expense reimbursement	3,590,753	554,312	416,895
Custodian fee credit	(77)	(14,048)	(182)
Expense reimbursement	—	(1,823)	(15,377)
Net expenses	3,590,676	538,441	401,336
Net investment income	2,725,513	968,535	550,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	26,930,880	1,769,935	2,027,693
Net change in unrealized appreciation (depreciation) of investments	36,209,335	2,754,693	2,366,499
Net realized and unrealized gain (loss)	63,140,215	4,524,628	4,394,192
Net increase (decrease) in net assets from operations	$65,865,728	$5,493,163	$4,944,727

See accompanying notes to financial statements.

25

Statement of Changes in Net Assets (Unaudited)

	Large-Cap Value
	Six Months Ended 12/31/06	Year Ended 6/30/06
Operations
Net investment income	$2,725,513	$3,946,791
Net realized gain (loss) from investments	26,930,880	61,963,102
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—
Net change in unrealized appreciation (depreciation) of investments	36,209,335	2,529,520
Net increase (decrease) in net assets from operations	65,865,728	68,439,413
Distributions to Shareholders
From net investment income:
Class A	(4,392,972)	(3,858,364)
Class B	(42,199)	(52,997)
Class C	(57,080)	(42,413)
Class R	(345,055)	(231,877)
From accumulated net realized gains:
Class A	(40,781,978)	(25,404,175)
Class B	(2,008,149)	(2,324,281)
Class C	(2,703,325)	(1,772,793)
Class R	(2,473,004)	(1,181,667)
Decrease in net assets from distributions to shareholders	(52,803,762)	(34,868,567)
Fund Share Transactions
Proceeds from sale of shares	19,340,689	37,747,482
Proceeds from shares issued to shareholders due to reinvestment of distributions	38,524,226	24,741,918
	57,864,915	62,489,400
Cost of shares redeemed	(36,804,821)	(88,922,290)
Net increase (decrease) in net assets from Fund share transactions	21,060,094	(26,432,890)
Net increase (decrease) in net assets	34,122,060	7,137,956
Net assets at the beginning of period	521,810,219	514,672,263
Net assets at the end of period	$555,932,279	$521,810,219
Undistributed (Over-distribution of) net investment income at the end of period	$(44,230)	$2,067,563

See accompanying notes to financial statements.

26

Statement of Changes in Net Assets (Unaudited)

	Municipal and Stock		Stock and Bond
	Six Months Ended 12/31/06	Year Ended 6/30/06	Six Months Ended 12/31/06	Year Ended 6/30/06
Operations
Net investment income	$968,535	$1,883,933	$550,535	$1,005,283
Net realized gain (loss) from investments	1,769,935	5,013,199	2,027,693	4,643,595
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	55,844
Net change in unrealized appreciation (depreciation) of investments	2,754,693	(1,932,063)	2,366,499	(1,463,090)
Net increase (decrease) in net assets from operations	5,493,163	4,965,069	4,944,727	4,241,632
Distributions to Shareholders
From net investment income:
Class A	(1,041,471)	(1,530,698)	(357,514)	(653,492)
Class B	(100,487)	(190,777)	(53,252)	(128,206)
Class C	(100,399)	(103,600)	(54,665)	(103,140)
Class R	(28,870)	(33,596)	(122,573)	(206,695)
From accumulated net realized gains:
Class A	—	—	(1,958,406)	(2,220,095)
Class B	—	—	(431,620)	(761,016)
Class C	—	—	(477,052)	(550,514)
Class R	—	—	(600,140)	(611,775)
Decrease in net assets from distributions to shareholders	(1,271,227)	(1,858,671)	(4,055,222)	(5,234,933)
Fund Share Transactions
Proceeds from sale of shares	4,550,823	10,692,997	4,631,645	9,533,361
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,017,741	1,364,469	3,069,101	3,643,710
	5,568,564	12,057,466	7,700,746	13,177,071
Cost of shares redeemed	(9,535,607)	(18,969,859)	(5,547,863)	(18,445,473)
Net increase (decrease) in net assets from Fund share transactions	(3,967,043)	(6,912,393)	2,152,883	(5,268,402)
Net increase (decrease) in net assets	254,893	(3,805,995)	3,042,388	(6,261,703)
Net assets at the beginning of period	77,927,830	81,733,825	55,249,448	61,511,151
Net assets at the end of period	$78,182,723	$77,927,830	$58,291,836	$55,249,448
Undistributed (Over-distribution of) net investment income at the end of period	$105,453	$408,145	$(260,225)	$(222,756)

See accompanying notes to financial statements.

27

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Large-Cap Value Fund (“Large-Cap Value”), Nuveen Balanced Municipal and Stock Fund (“Municipal and Stock”) and Nuveen Balanced Stock and Bond Fund (“Stock and Bond”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Taxable net investment income is declared and distributed to shareholders annually for Large-Cap Value and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

28

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not invest in any such instruments during the six months ended December 31, 2006.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translation

To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions. The Funds may engage in foreign currency forward, options and futures contracts. To the extent that the Funds invest in contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

29

Notes to Financial Statements (Unaudited) (continued)

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Large-Cap Value
	Six Months Ended 12/31/06		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	383,747	$10,903,836	635,413	$16,943,627
Class A – automatic conversion of Class B shares	130,406	3,698,302	355,884	9,566,550
Class B	40,517	1,115,679	66,228	1,729,560
Class C	80,032	2,198,826	106,547	2,778,209
Class R	49,282	1,424,046	247,984	6,729,536
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,181,323	33,096,623	804,708	21,039,230
Class B	45,568	1,242,235	56,295	1,438,042
Class C	52,582	1,430,817	35,224	898,356
Class R	97,833	2,754,551	52,067	1,366,290
	2,061,290	57,864,915	2,360,350	62,489,400
Shares redeemed:
Class A	(912,378)	(26,086,877)	(1,902,950)	(51,111,985)
Class B	(132,833)	(3,673,034)	(550,332)	(14,459,366)
Class B – automatic conversion to Class A shares	(133,489)	(3,698,302)	(363,475)	(9,566,550)
Class C	(83,754)	(2,356,842)	(289,578)	(7,585,488)
Class R	(34,926)	(989,766)	(229,863)	(6,198,901)
	(1,297,380)	(36,804,821)	(3,336,198)	(88,922,290)
Net increase (decrease)	763,910	$21,060,094	(975,848)	$(26,432,890)

30

	Municipal and Stock
	Six Months Ended 12/31/06		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	67,033	$1,641,295	243,271	$5,748,229
Class A – automatic conversion of Class B shares	86,463	2,114,633	147,913	3,513,967
Class B	3,286	86,491	14,020	354,300
Class C	17,283	457,131	23,027	577,227
Class R	10,303	251,273	21,682	499,274
Shares issued to shareholders due to reinvestment of distributions:
Class A	35,026	871,246	49,389	1,167,307
Class B	2,328	61,299	4,503	112,504
Class C	2,820	74,370	2,698	67,533
Class R	444	10,826	740	17,125
	224,986	5,568,564	507,243	12,057,466
Shares redeemed:
Class A	(228,479)	(5,614,381)	(367,338)	(8,698,020)
Class B	(58,051)	(1,519,327)	(225,880)	(5,655,645)
Class B – automatic conversion to Class A shares	(81,509)	(2,114,633)	(139,678)	(3,513,967)
Class C	(10,669)	(276,130)	(38,872)	(964,375)
Class R	(474)	(11,136)	(5,948)	(137,852)
	(379,182)	(9,535,607)	(777,716)	(18,969,859)
Net increase (decrease)	(154,196)	$(3,967,043)	(270,473)	$(6,912,393)

	Stock and Bond
	Six Months Ended 12/31/06		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	72,714	$1,909,389	165,498	$4,281,193
Class A – automatic conversion of Class B shares	25,155	659,342	49,777	1,284,510
Class B	18,658	487,303	38,630	993,077
Class C	45,826	1,214,510	51,412	1,311,552
Class R	13,751	361,101	63,847	1,663,029
Shares issued to shareholders due to reinvestment of distributions:
Class A	70,203	1,820,237	84,862	2,138,838
Class B	11,023	285,344	19,061	478,808
Class C	8,174	211,774	9,732	244,679
Class R	28,985	751,746	30,987	781,385
	294,489	7,700,746	513,806	13,177,071
Shares redeemed:
Class A	(92,310)	(2,422,879)	(297,679)	(7,728,324)
Class B	(43,020)	(1,132,768)	(136,424)	(3,515,493)
Class B – automatic conversion to Class A shares	(25,173)	(659,342)	(49,817)	(1,284,510)
Class C	(43,611)	(1,144,791)	(78,316)	(2,026,429)
Class R	(7,161)	(188,083)	(146,432)	(3,890,717)
	(211,275)	(5,547,863)	(708,668)	(18,445,473)
Net increase (decrease)	83,214	$2,152,883	(194,862)	$(5,268,402)

31

Notes to Financial Statements (Unaudited) (continued)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the six months ended December 31, 2006, were as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Purchases:
Investment securities	$185,883,555	$12,686,717	$11,065,929
U.S. Government and agency obligations	—	—	5,145,218
Sales and maturities:
Investment securities	200,960,835	17,106,040	14,331,300
U.S. Government and agency obligations	—	—	2,375,000

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on debt securities, if any, timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2006, the cost of investments was as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Cost of investments	$429,916,315	$66,072,895	$49,686,374

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2006, were as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Gross unrealized:
Appreciation	$130,712,433	$9,533,451	$8,727,308
Depreciation	(3,875,970)	(268,546)	(377,204)
Net unrealized appreciation (depreciation) of investments	$126,836,463	$9,264,905	$8,350,104

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2006, the Funds’ last tax year end, were as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Undistributed net tax-exempt income*	$—	$285,220	$—
Undistributed net ordinary income**	13,564,588	222,708	1,077,125
Undistributed net long-term capital gains	22,299,972	—	1,487,596
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared on June 9, 2006 for Municipal and Stock and June 29, 2006 for Stock and Bond, both of which were paid on July 3, 2006.
**	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Distributions from net tax-exempt income	$—	$1,452,669	$—
Distributions from net ordinary income**	14,810,640	404,873	1,972,252
Distributions from net long-term capital gains	20,057,927	—	3,334,108

**   Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains,        if any.

32

At June 30, 2006, the Funds’ last tax year end, Municipal and Stock had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Municipal and Stock
Expiration year:
2011	$2,806,642
2012	882,767
Total	$3,689,409

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Large-Cap Value Fund-Level Fee Rate	Municipal and Stock Fund-Level Fee Rate	Stock and Bond Fund-Level Fee Rate
For the first $125 million	.6500%	.5500%	.5500%
For the next $125 million	.6375	.5375	.5375
For the next $250 million	.6250	.5250	.5250
For the next $500 million	.6125	.5125	.5125
For the next $1 billion	.6000	.5000	.5000
For net assets over $2 billion	.5750	.4750	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex-level fee rate was .1845%.

Complex-Level Assets (1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion (2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital LLC (“ICAP”). ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock’s investment portfolio. ICAP is compensated for its services to the Funds from the management fee paid to the Adviser.

In May 2006, ICAP announced that it had entered into a merger agreement with New York Life Investment Holdings LLC (“NYLIM Holdings”), pursuant to which ICAP would become a wholly-owned subsidiary of NYLIM Holdings. The transaction was consummated on June 30, 2006, and after that date, ICAP became Institutional Capital LLC. Pursuant to the Investment Company Act of 1940, the change in ownership of ICAP caused the existing sub-advisory agreements to terminate, requiring shareholders of the Funds to approve new sub-advisory agreements with Institutional Capital LLC. A special shareholder meeting was held on

33

Notes to Financial Statements (Unaudited) (continued)

August 25, 2006, at which time the shareholders of the Funds approved the new sub-advisory agreements. Prior to June 30, 2006, Nuveen held a minority interest in ICAP. As part of the transaction, Nuveen sold its holdings and no longer owns any interest in ICAP.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2007, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the six months ended December 31, 2006, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Sales charges collected	$66,866	$38,122	$36,194
Paid to authorized dealers	58,626	33,485	31,686

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2006, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
Commission advances	$17,710	$3,922	$9,356

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2006, the Distributor retained such 12b-1 fees as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
12b-1 fees retained	$103,995	$37,042	$33,484

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2006, as follows:

	Large-Cap Value	Municipal and Stock	Stock and Bond
CDSC retained	$10,679	$15,689	$9,826

As a result of certain trading errors that occurred during the fiscal year ended June 30, 2006, Stock and Bond was reimbursed $55,844 by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the

34

applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Event

Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on February 1, 2007, to shareholders of record on January 9, 2007, as follows:

Municipal and Stock
Dividend per share:
Class A	$.0405
Class B	.0305
Class C	.0305
Class R	.0435

35

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LARGE-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (8/96)
2007(e)	$27.23	$.15	$3.37	$3.52	$(.26)	$(2.60)	$(2.86)	$27.89	12.96%	$472,959	1.26	%*	1.07%*	1.26	%*	1.07%*	1.26	%*	1.07%*	35%
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23	13.97	440,403	1.28		.83	1.28		.83	1.28		.83	81
2005	23.41	.32	2.13	2.45	(.28)	—	(.28)	25.58	10.51	416,407	1.31		1.31	1.31		1.31	1.31		1.31	81
2004	19.93	.12	3.44	3.56	(.08)	—	(.08)	23.41	17.90	434,121	1.36		.56	1.36		.56	1.36		.56	85
2003	21.35	.08	(1.43)	(1.35)	(.07)	—	(.07)	19.93	(6.28)	445,050	1.45		.45	1.45		.45	1.45		.45	90
2002	24.40	.08	(3.06)	(2.98)	(.07)	—	(.07)	21.35	(12.23)	577,946	1.36		.33	1.36		.33	1.36		.33	81
Class B (8/96)
2007(e)	26.64	.04	3.29	3.33	(.05)	(2.60)	(2.65)	27.32	12.53	22,756	2.01	*	.30 *	2.01	*	.30 *	2.01	*	.30 *	35
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64	13.13	26,995	2.03		.08	2.03		.08	2.03		.08	81
2005	22.95	.14	2.08	2.22	(.11)	—	(.11)	25.06	9.66	45,224	2.06		.57	2.06		.57	2.06		.57	81
2004	19.62	(.04)	3.37	3.33	—	—	—	22.95	16.97	56,486	2.11		(.18)	2.11		(.18)	2.11		(.18)	85
2003	21.08	(.06)	(1.40)	(1.46)	—	—	—	19.62	(6.93)	55,129	2.21		(.31)	2.21		(.31)	2.21		(.31)	90
2002	24.19	(.10)	(3.01)	(3.11)	—	—	—	21.08	(12.86)	73,011	2.11		(.42)	2.11		(.42)	2.11		(.42)	81
Class C (8/96)
2007(e)	26.60	.04	3.28	3.32	(.05)	(2.60)	(2.65)	27.27	12.51	30,753	2.01	*	.31 *	2.01	*	.31 *	2.01	*	.31 *	35
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60	13.15	28,692	2.03		.08	2.03		.08	2.03		.08	81
2005	22.92	.14	2.07	2.21	(.11)	—	(.11)	25.02	9.63	30,691	2.06		.57	2.06		.57	2.06		.57	81
2004	19.58	(.04)	3.38	3.34	—	—	—	22.92	17.06	43,607	2.11		(.18)	2.11		(.18)	2.11		(.18)	85
2003	21.04	(.06)	(1.40)	(1.46)	—	—	—	19.58	(6.94)	42,105	2.21		(.31)	2.21		(.31)	2.21		(.31)	90
2002	24.16	(.10)	(3.02)	(3.12)	—	—	—	21.04	(12.91)	53,729	2.11		(.42)	2.11		(.42)	2.11		(.42)	81
Class R (8/96)
2007(e)	27.33	.19	3.39	3.58	(.33)	(2.60)	(2.93)	27.98	13.14	29,464	1.01	*	1.32 *	1.01	*	1.32 *	1.01	*	1.32 *	35
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33	14.24	25,720	1.03		1.08	1.03		1.08	1.03		1.08	81
2005	23.49	.38	2.14	2.52	(.34)	—	(.34)	25.67	10.77	22,350	1.06		1.56	1.06		1.56	1.06		1.56	81
2004	19.99	.18	3.45	3.63	(.13)	—	(.13)	23.49	18.20	20,533	1.11		.83	1.11		.83	1.11		.83	85
2003	21.41	.13	(1.43)	(1.30)	(.12)	—	(.12)	19.99	(5.99)	16,828	1.20		.70	1.20		.70	1.20		.70	90
2002	24.46	.13	(3.05)	(2.92)	(.13)	—	(.13)	21.41	(11.98)	17,585	1.11		.58	1.11		.58	1.11		.58	81

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2006.

See accompanying notes to financial statements.

36

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MUNICIPAL and STOCK											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (8/96)
2007(e)	$23.86	$.33	$1.42	$1.75	$(.43)	$—	$(.43)	$25.18	7.38%	$60,271	1.25	%*	2.59	%*	1.24	%*	2.59	%*	1.21	%*	2.63	%*	17%
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52	58,064	1.26		2.51		1.24		2.53		1.22		2.55		44
2005	21.96	.62	1.10	1.72	(.67)	—	(.67)	23.01	7.91	54,323	1.24		2.76		1.24		2.76		1.23		2.77		47
2004	20.79	.54	1.14	1.68	(.51)	—	(.51)	21.96	8.13	56,787	1.28		2.47		1.25		2.51		1.25		2.51		45
2003	21.45	.49	(.57)	(.08)	(.58)	—	(.58)	20.79	(.25)	59,780	1.35		2.34		1.25		2.44		1.24		2.45		38
2002	24.15	.61	(2.54)	(1.93)	(.71)	(.06)	(.77)	21.45	(8.11)	68,197	1.29		2.64		1.25		2.68		1.25		2.68		34
Class B (8/96)
2007(e)	25.32	.24	1.53	1.77	(.32)	—	(.32)	26.77	6.99	7,725	2.00	*	1.82	*	2.00	*	1.83	*	1.96	*	1.86	*	17
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73	10,700	2.00		1.75		1.99		1.76		1.97		1.79		44
2005	22.99	.47	1.15	1.62	(.35)	—	(.35)	24.26	7.08	18,671	2.00		2.01		2.00		2.01		1.99		2.02		47
2004	21.63	.40	1.19	1.59	(.23)	—	(.23)	22.99	7.36	23,110	2.03		1.72		2.00		1.76		2.00		1.76		45
2003	22.14	.36	(.60)	(.24)	(.27)	—	(.27)	21.63	(1.01)	26,534	2.10		1.60		2.00		1.71		1.99		1.71		38
2002	24.74	.45	(2.60)	(2.15)	(.39)	(.06)	(.45)	22.14	(8.78)	34,071	2.04		1.89		2.00		1.93		2.00		1.93		34
Class C (8/96)
2007(e)	25.29	.25	1.51	1.76	(.32)	—	(.32)	26.73	6.96	8,701	2.00	*	1.84	*	1.99	*	1.84	*	1.96	*	1.88	*	17
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70	7,992	2.01		1.76		1.99		1.77		1.97		1.80		44
2005	22.96	.48	1.15	1.63	(.35)	—	(.35)	24.24	7.13	7,979	1.99		2.01		1.99		2.01		1.98		2.02		47
2004	21.61	.40	1.18	1.58	(.23)	—	(.23)	22.96	7.32	8,229	2.03		1.72		2.00		1.75		2.00		1.76		45
2003	22.12	.35	(.59)	(.24)	(.27)	—	(.27)	21.61	(1.01)	9,083	2.10		1.59		2.00		1.69		1.99		1.70		38
2002	24.72	.46	(2.61)	(2.15)	(.39)	(.06)	(.45)	22.12	(8.79)	10,828	2.04		1.89		2.00		1.94		2.00		1.94		34
Class R (8/96)
2007(e)	23.34	.35	1.40	1.75	(.51)	—	(.51)	24.58	7.51	1,486	1.00	*	2.85	*	.99	*	2.86	*	.96	*	2.89	*	17
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79	1,171	1.01		2.77		.99		2.79		.96		2.81		44
2005	21.57	.68	1.07	1.75	(.76)	—	(.76)	22.56	8.17	761.99			3.06		.99		3.06		.98		3.07		47
2004	20.46	.59	1.12	1.71	(.60)	—	(.60)	21.57	8.48	716	1.03		2.72		1.00		2.75		1.00		2.76		45
2003	21.17	.53	(.57)	(.04)	(.67)	—	(.67)	20.46	(.02)	731	1.10		2.58		1.00		2.69		.99		2.69		38
2002	23.90	.67	(2.52)	(1.85)	(.82)	(.06)	(.88)	21.17	(7.84)	783	1.04		2.90		1.00		2.94		1.00		2.94		34

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2006.

See accompanying notes to financial statements.

37

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
STOCK and BOND											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (8/96)
2007(e)	$25.40	$.28	$2.03	$2.31	$(.29)	$(1.61)	$(1.90)	$25.81	9.11%	$33,097	1.29	%**	2.02	%**	1.24	%**	2.07	%**	1.24	%**	2.07	%**	29%
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60 *	30,644	1.31		1.84		1.24		1.91		1.24		1.91		56
2005	24.56	.56	1.47	2.03	(.64)	—	(.64)	25.95	8.33	31,248	1.30		2.16		1.25		2.21		1.25		2.21		62
2004	22.72	.41	1.92	2.33	(.49)	—	(.49)	24.56	10.29	33,312	1.36		1.61		1.25		1.72		1.25		1.72		61
2003	23.48	.38	(.65)	(.27)	(.43)	(.06)	(.49)	22.72	(.99)	36,751	1.38		1.64		1.25		1.77		1.25		1.77		68
2002	25.25	.44	(1.73)	(1.29)	(.47)	(.01)	(.48)	23.48	(5.14)	42,907	1.40		1.61		1.25		1.76		1.24		1.77		82
Class B (8/96)
2007(e)	25.40	.17	2.04	2.21	(.19)	(1.61)	(1.80)	25.81	8.71	7,186	2.04	**	1.26	**	1.99	**	1.31	**	1.99	**	1.31	**	29
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80 *	8,051	2.06		1.09		1.99		1.15		1.99		1.15		56
2005	24.56	.37	1.47	1.84	(.45)	—	(.45)	25.95	7.53	11,564	2.05		1.41		2.00		1.46		2.00		1.47		62
2004	22.72	.23	1.92	2.15	(.31)	—	(.31)	24.56	9.48	12,459	2.11		.86		2.00		.97		2.00		.97		61
2003	23.48	.22	(.65)	(.43)	(.27)	(.06)	(.33)	22.72	(1.73)	12,255	2.13		.89		2.00		1.02		2.00		1.02		68
2002	25.25	.25	(1.72)	(1.47)	(.29)	(.01)	(.30)	23.48	(5.86)	13,067	2.15		.86		2.00		1.01		1.99		1.02		82
Class C (8/96)
2007(e)	25.42	.18	2.03	2.21	(.19)	(1.61)	(1.80)	25.83	8.71	7,728	2.04	**	1.27	**	1.99	**	1.32	**	1.99	**	1.32	**	29
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79 *	7,342	2.06		1.08		1.99		1.16		1.99		1.16		56
2005	24.58	.37	1.47	1.84	(.45)	—	(.45)	25.97	7.53	7,947	2.05		1.41		2.00		1.46		2.00		1.46		62
2004	22.73	.23	1.93	2.16	(.31)	—	(.31)	24.58	9.52	8,632	2.11		.87		2.00		.98		2.00		.98		61
2003	23.49	.22	(.65)	(.43)	(.27)	(.06)	(.33)	22.73	(1.73)	7,541	2.13		.90		2.00		1.03		2.00		1.03		68
2002	25.26	.25	(1.72)	(1.47)	(.29)	(.01)	(.30)	23.49	(5.86)	6,686	2.15		.86		2.00		1.01		1.99		1.02		82
Class R (8/96)
2007(e)	25.40	.31	2.03	2.34	(.32)	(1.61)	(1.93)	25.81	9.25	10,281	1.04	**	2.27	**	.99	**	2.32	**	.99	**	2.32	**	29
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87 *	9,213	1.06		2.08		.99		2.15		.99		2.15		56
2005	24.56	.62	1.47	2.09	(.70)	—	(.70)	25.95	8.60	10,753	1.05		2.41		1.00		2.46		1.00		2.46		62
2004	22.72	.47	1.92	2.39	(.55)	—	(.55)	24.56	10.56	9,117	1.11		1.87		1.00		1.98		1.00		1.98		61
2003	23.47	.44	(.64)	(.20)	(.49)	(.06)	(.55)	22.72	(.70)	7,048	1.13		1.90		1.00		2.03		1.00		2.03		68
2002	25.24	.50	(1.72)	(1.22)	(.54)	(.01)	(.55)	23.47	(4.90)	5,324	1.15		1.86		1.00		2.01		.99		2.02		82

*	During the fiscal year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and R, respectively.
**	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2006.

See accompanying notes to financial statements.

38

Notes

39

Notes

40

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Institutional Capital LLC 225 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock. The average market capitalization of a mutual fund’s portfolio gives a measure of the size of the companies in which the fund invests.

Average Duration: Duration is a measure of the sensitivity of a bond or bond fund’s value to changes when interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: Large-Cap Value, Municipal and Stock and Stock and Bond designate 57.27%, 100.00% and 32.97%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 59.74%, 100.00%, 34.39%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

41

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $162 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MSA-GRINC-1206D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semiannual Report dated December 31, 2006	For investors seeking long-term capital appreciation.

Nuveen Investments

Value Funds

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Global Value Fund

Nuveen Tradewinds Value Opportunities Fund

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Dear Shareholder,

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Tradewinds NWQ Global Investors, LLC (Tradewinds). I urge you to take the time to read the portfolio managers’ comments.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

February 16, 2007

“No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals.”

Semiannual Report    Page 1

Portfolio Managers’ Comments

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and the domestic portion of the Nuveen NWQ Global Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), while the Nuveen Tradewinds Value Opportunities Fund and the international portion of the Nuveen NWQ Global Value Fund feature portfolio management by Tradewinds NWQ Global Investors, LLC (Tradewinds). In the following discussion, portfolio managers Jon Bosse, Phyllis Thomas, Gregg Tenser, Mark Morris, Paul Hechmer and Dave Iben discuss key investment strategies and the performance of the Funds. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Nuveen NWQ Large-Cap Value Funds, Phyllis Thomas manages the Nuveen NWQ Small/Mid-Cap Value and Nuveen NWQ Small-Cap Value Funds and Gregg Tenser along with Mark Morris co-manage the domestic portion of the Nuveen NWQ Global Value Fund. Paul Hechmer manages the international portion of the Nuveen NWQ Global Value Fund, while Dave Iben, Chief Investment Officer of Tradewinds, is the manager for the Nuveen Tradewinds Value Opportunities Fund.

After the close of the reporting period, on February 27, 2007, Tradewinds NWQ Global Investors LLC changed its name to Tradewinds Global Investors LLC. This did not result in any changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

How did the Funds perform during the period ended December 31, 2006?

The table on page three provides performance information for the six Funds (Class A shares at net asset value) for the six-month, one-year, five-year and since inception periods ended December 31, 2006. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Funds’ relative performance is provided later in the report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen NWQ Multi-Cap Value Fund

Class A shares at net asset value for the Nuveen NWQ Multi-Cap Value Fund underperformed each of its comparative indexes for the six month period ended December 31, 2006. The primary reasons for the underperformance included: 1) a few underperforming stocks; 2) a stock market that relentlessly moved upward (notwithstanding concerns of declines in housing activity and price) that made it more difficult to find attractive entry points for a number of potential new investments; 3) the penalty of holding a cash in a rising stock market; and 4) any company appreciating less than 12% detracted from performance.

Since its inception, the Fund has remained broadly diversified across many industries in companies that satisfy our investment criteria. In terms of trading activity, we established new positions in Apache Corp. and Southwestern Energy Co. based on compelling valuations and unfolding catalysts at both companies. We also added Clear Channel Communications Inc. due to our expectations of improving operating fundamentals at its radio business, and opportunistically acquired a stake in Motorola Inc. on price weakness after the company reported weaker-than-expected third quarter revenues and issued somewhat disappointing guidance. We eliminated MFA Mortgage Investments Inc., Northrop Grumman Corp., and Novagold Resources Inc. from the portfolio based on valuation concerns.

By acquiring a stake in Clear Channel Communications Inc: the country’s largest radio broadcaster and outdoor media outlet, we increased the Fund’s media exposure. Radio stocks had been out-of-favor for some time due to sluggish revenue

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market conditions and other factors.

Semiannual Report    Page 2

Class A Shares

Average Annual Total Returns as of 12/31/06

	Cumulative 6-Month	1-Year	5-Year	Since inception[1]
Nuveen NWQ Multi-Cap Value Fund
A Shares at NAV	8.66%	16.39%	16.18%	13.51%
A Shares at Offer	2.43%	9.68%	14.82%	12.78%
Lipper Multi-Cap Value Funds Index[2]	12.18%	17.43%	9.06%	7.64%
Russell 3000 Value Index[3]	14.45%	22.34%	11.20%	9.02%
S&P 500 Index[3]	12.74%	15.79%	6.19%	6.10%
Nuveen NWQ Large-Cap Value Fund
A Shares at NAV	NA	NA	NA	0.20%
A Shares at Offer	NA	NA	NA	-5.56%
Lipper Multi-Cap Value Funds Index[2]	NA	NA	NA	NA
Russell 1000 Value Index[3]	NA	NA	NA	NA
Nuveen NWQ Small/Mid-Cap Value Fund
A Shares at NAV	NA	NA	NA	-0.70%
A Shares at Offer	NA	NA	NA	-6.41%
Lipper Mid-Cap Value Funds Index[2]	NA	NA	NA	NA
Russell 2500 Value Index[3]	NA	NA	NA	NA

	Cumulative 6-Month	1-Year	5-Year	Since inception[1]
Nuveen NWQ Small-Cap Value Fund
A Shares at NAV	5.26%	18.83%	NA	17.44%
A Shares at Offer	-0.79%	12.00%	NA	14.12%
Lipper Small-Cap Value Funds Index[2]	8.75%	16.57%	NA	11.82%
Russell 2000 Value Index[3]	11.81%	23.48%	NA	13.71%
S&P SmallCap 600 Index[3]	6.89%	15.12%	NA	11.34%
Nuveen NWQ Global Value Fund
A Shares at NAV	11.23%	17.30%	NA	15.45%
A Shares at Offer	4.84%	10.54%	NA	12.18%
Lipper Global Multi-Cap Core Funds Index[2]	11.79%	17.92%	NA	14.01%
MSCI World Value Index[3]	15.90%	25.08%	NA	17.06%
Nuveen Tradewinds Value Opportunities Fund
A Shares at NAV	12.34%	25.08%	NA	22.93%
A Shares at Offer	5.88%	17.90%	NA	19.46%
Lipper Mid-Cap Core Funds Index[2]	7.59%	12.22%	NA	10.93%
Russell Midcap Value Index[3]	12.54%	20.22%	NA	16.32%
Russell 2500 Value Index[3]	11.62%	20.18%	NA	13.79%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

On or about March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Nuveen NWQ Value Opportunities Fund and the international portion of the Nuveen NWQ Global Value Fund. Effective June 30, 2006, the name of the Nuveen NWQ Value Opportunities Fund changed to Nuveen Tradewinds Value Opportunities Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

1	The since inception return for the Nuveen NWQ Multi-Cap Value Fund is calculated from 11/4/97, the Nuveen NWQ Large-Cap Value and Nuveen NWQ Small/Mid-Cap Value Funds are from 12/15/06 and the since inception returns for all the remaining Funds are from 12/9/04. Since inception returns for less than one year are cumulative.

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The since inception data for the Lipper Multi-Cap Value Funds Index represents returns for the period 11/30/97 – 12/31/06; for the Lipper Small-Cap Value Funds Index, Lipper Global Multi-Cap Core Funds Index and Lipper Mid-Cap Core Funds Index represents returns for the period 12/31/04 – 12/31/06 as returns for the indexes are calculated on a calendar month basis. The Nuveen NWQ Large-Cap Value and Nuveen NWQ Small/Mid-Cap Value Funds do not have Lipper Fund Index returns as they have less than a month of performance. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The since inception data for the index represents returns for the period 11/30/97 – 12/31/06, as returns for the index are calculated on a calendar month basis. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The since inception data for the index represents returns for the period 11/30/97 – 12/31/06, as returns for the index are calculated on a calendar month basis. The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception data for the index represents returns for the period 12/31/04 – 12/31/06, as returns for the index are calculated on a calendar month basis. The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization. The since inception data for the index represents returns for the period 12/31/04 – 12/31/06, as returns for the index are calculated on a calendar month basis. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The since inception data for the index represents returns for the period 12/31/04 – 12/31/06, as returns for the index are calculated on a calendar month basis. The MSCI World Value Index covers the full range of developed, emerging and All Country MSCI Equity Indices. The index uses a two dimensional framework for style segmentation in which value securities are categorized using three different attributes including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index, targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value indices are then aggregated into regional Value indices. The since inception data for the index represents returns for the period 12/31/04 – 12/31/06, as returns for the index are calculated on a calendar month basis. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. The since inception data for the index represents returns for the period 12/31/04 – 12/31/06, as returns for the index are calculated on a calendar month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semiannual Report    Page 3

growth that was brought on by a soft advertising environment. After establishing our position in the stock, Clear Channel entered into a definitive agreement to be acquired by a private equity group. The Clear Channel buyout also had positive implications for our CBS Corp. holding as the multiples paid for Clear Channel’s radio and outdoor assets highlighted the attractive valuation of CBS’s assets. Liberty Media Capital also made headlines late in the period as the company agreed to swap its shares in News Corp. for that company’s

38.5% stake in DirecTV Group Inc. as well as three regional sports networks and cash. Our other media holdings of Comcast Corp., Liberty Media Interactive (i.e. the QVC division), and Viacom Inc. also appreciated strongly for the period.

Our defense stocks Lockheed Martin Corp. and Raytheon Co. rose as the outlook for defense spending remained healthy with improved international demand, as well as benign political pressures in the U.S. These companies generated high free cash flow yields that are being utilized for debt reduction and share repurchases. We also had some notable performers in the materials sector as South African-based paper manufacturer Sappi Limited appreciated strongly as the company reported earnings that were above expectations. Meanwhile, Korean-based steel manufacturer, POSCO, rose sharply on continued consolidation trends in the steel industry, as well as expectations that the company is positioned to benefit from improving industry fundamentals in 2007. Finally, our investment in Freescale Semiconductor Inc. appreciated strongly as the company was acquired by a private equity group for cash.

As for securities that detracted from performance: our stake in Radian Group Inc. declined as the company increased its loss reserves due to rising delinquencies in its mortgage insurance business. Despite this adjustment, we believe the current environment is positive for the mortgage insurance industry as prior interest rate increases and current decelerating home price appreciation should increase the persistency rate of insurance policies in-force. Mortgage insurance tax-deductibility, which was recently signed into law, should make mortgage insurance more competitive with lender-based alternatives such as piggyback loans. Our other mortgage-insurance holding, MGIC Investment Corp., also declined for the period. Shares of Homebanc Corp., a mortgage REIT, were also pressured. The stock fell after the company indicated that it will have to lower its dividend payout due to ongoing market pressures, including a challenging loan environment in Florida and a prolonged flat yield curve that is resulting in tight gain-on-sale margins.

In addition to weakness in some of our mortgage-related stocks, our energy investments Nexen Inc., Noble Energy Inc., and Warren Resources Inc. underperformed as oil and natural gas prices softened following their strong rise earlier in the year. We believe that our investments are already discounting much lower energy prices, which we view as appropriately conservative; therefore, we expect reasonable downside support. We believe the positive fundamentals of the industry remain intact as demand continues to be healthy, and companies are using their operating profits to pay down debt and buy back shares.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund began operations on December 15, 2006, near the close of the reporting period. From inception to period end, we were involved in the initial invest-up phase.

We employ an opportunistic, bottom-up strategy that focuses on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focus on downside protection, and pay a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

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Apache Corp. is an investment opportunity that we have identified and established a position. The company explores and produces natural gas and crude oil properties and its stock has underperformed its peers despite achieving above industry average returns and growth rates. We believe the stock has underperformed due to misperceptions regarding the company’s business model, particularly their acquisition of several “shelf” properties in the Gulf of Mexico. Shelf properties are considered “short-lived” assets because of their fast decline rates, and Apache Corp. has been purchasing the properties (at attractive prices) as their peers have elected to exit the space. While these shelf properties have been a source of consternation for the stock price, in reality they encompass only 18% of Apache’s total production profile, and are some of the highest return-on-capital projects for the company. They also allow the company to reinvest the substantial free cash flows they generate into other long-term growth opportunities. Apache Corp. has some underappreciated assets in Canada, as well as natural gas reserves in Egypt that could be increasingly valuable if gas prices move toward world levels. We believe the intrinsic value of the company is worth much more than the current market valuation.

Another energy holding is our stake in Noble Energy Inc. The company has recently undergone a restructuring, including the sale of non-core assets, and has set in place a well-focused strategy for strong sustainable organic growth and returns. The stock has been trading at a discount to its peers based on several metrics, and we believe that their international assets are underappreciated by the market despite their ability to generate significant free cash flow and strong growth opportunities.

Another area that we find appealing is the mortgage industry, particularly mortgage originator Countrywide Financial Corp. Mortgage stocks have been under pressure due to rising interest rates and its impact on housing activity. Despite these headwinds, Countrywide has executed well and has not seen significant deterioration in its profitability. We believe a weaker housing and mortgage market is exactly what may be needed for the stock to outperform as it should allow the company to demonstrate the effectiveness of its business model. Countrywide has a history of taking market share in the fragmented origination and servicing markets, and has effectively diversified its business exposure away from just mortgage banking. It is a disciplined underwriter with experience in housing and mortgage cycles, and has a balance sheet with very attractive risk-management characteristics such as high FICO scores, reasonably low loan-to-value ratios, and good geographic diversification.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund began operations on December 15, 2006, near the close of the reporting period. During the period from inception to period end, we were involved in the initial invest-up phase.

We employ an opportunistic, bottom-up strategy that focuses on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focus on downside protection, and pay a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company’s financial position than an evaluation based on earnings.

Some of our initial purchases include Sauer-Danfoss and Sappi Limited. Sauer-Danfoss could benefit from the company’s restructuring efforts and a much improved farm outlook as a result of sharply rising corn prices. Paper manufacturer Sappi Limited may benefit from the improving fundamentals in the paper industry as well as diminished capacity in the European markets.

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Nuveen NWQ Small-Cap Value Fund

In the period from June 30, 2006 to December 31, 2006, the total return of the Nuveen NWQ Small Cap Value Fund (A shares at NAV) was positive on an absolute basis, however it lagged the returns of the Lipper Small-Cap Value Funds Index, Russell 2000 Value Index and the S&P SmallCap 600 Index. This period was particularly difficult as investors shifted to richly valued safe haven stocks. The best performing sectors included Health Care and Utilities. The Fund, however, had no exposure to these two sectors reflecting the difficulty of finding stocks with excellent risk/reward characteristics. In general, the Fund’s sector weightings negatively impacted returns. The most positive contribution to performance was from Metals & Mining and Electronic Equipment & Instruments.

During the last six months, the top four contributors to performance were Fossil, Buckeye Technologies, Sauer-Danfoss and General Cable. While the four holdings have been trimmed, these stocks continue to offer significant opportunities for capital appreciation. After several quarters of disappointing sales growth in the North American Fossil watch business, the business is improving. Gross margins were rising reflecting growth in the mix of higher priced goods and the benefits of the installation of new enterprise systems. The company has continued to repurchase stock. Buckeye benefited from improved pricing in Specialty and Fluff pulp. Earnings should improve nicely as production rebounds at the Americana mill. This turnaround has been delayed by a shortage of cotton linter raw material. Sauer-Danfoss is benefiting from the company’s restructuring efforts and a much improved farm outlook as a result of sharply rising corn prices. General Cable is well positioned to benefit from robust infrastructure demand, such as electrical and natural resources.

The four most negative contributors to performance were Warren Resources, Gibraltar, Albany International and Homebanc. Warren’s stock has been impacted by the weakness in natural gas prices. While we expect weakness in natural gas this spring, the stock is significantly undervalued relative to equilibrium gas prices and the company’s exploration prospects. Gibraltar stock weakened reflecting its exposure to housing. The company continued to make highly accretive acquisitions and offers excellent risk/reward in our opinion. Albany’s stock weakened reflecting competitor discounting in Europe. The company has initiated a cost cutting program even as the environment is improving in Europe, and is benefiting from its expansion into Asia. While Homebanc has been selling at a substantial discount to intrinsic value, the company needs to reduce costs and improve efficiency to operate in the difficult mortgage market. They continue to explore merger opportunities.

The portfolio benefited from takeover offers for Aleris, Saxon Capital and Premium Standard. New positions were initiated in: Aeroflex, an undervalued semiconductor and test equipment provider for aerospace and wireless applications, Bill Barrett, an electric and power company with superior assets and growth opportunities in the Rocky Mountain area trading at compelling valuation, Quest Resources, a gas E&P company with attractive valuation characteristics, and WD-40, a consumer company with very strong brand offerings that is very undervalued based on their ability to continue to leverage its brand into new products and geographically.

Nuveen NWQ Global Value Fund

The Nuveen NWQ Global Value Fund’s Class A shares at net asset value performed well in absolute terms during the second half of 2006. However, the Fund lagged the Lipper Global Multi-Cap Core Funds Index and the MSCI World Value Index. While our exposure in the Consumer, Materials and Utilities sectors performed particularly strong and our overweight exposure to the Telecom sector finally bore fruit, we were pulled back by Financials in both Japan and the U.S. and our Asian Technology exposure.

In the Financials area our exposure to Japanese consumer finance names, Takefuji and Acom

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detracted from overall returns as both stocks fell on the back of an adverse supreme court ruling and new legislation lowering their maximum lending rates. Both companies continue to fit our criteria of holding strong franchises at attractive valuations. We were also hurt by some weakness in Radian and Genworth Financial in the US, but, a rebound in Fannie Mae more than made up for the poor performance of these underperforming U.S. names. NEC Electronics, a Japanese semiconductor company and Samsung SDI, a South Korean TV display manufacturer, also detracted from returns as both companies suffered in the short term from a weaker pricing environment for their core products pushing a return to profitability further out into the future.

While U.S. telecommunication names performed strongly in the first half of the calendar year, non-U.S. names performed well in the second half. As such our high exposure to this sector began to pay off, with names such as Vodafone of the United Kingdom and Belgacom rallying nicely as investors began to focus on their very attractive valuation characteristics, following a prolonged period of market underperformance. In the consumer sectors strong performance on the staples side with Altria in the U.S. and Kirin Brewery and Coca-Cola West in Japan also helped returns, as did the significant rally in the discretionary sector of Premiere, the German pay-TV company. While Premiere fell following the loss of soccer rights toward the end of 2005 and the first half of 2006, by the second half of the calendar year it was clear that Premiere would continue to maintain its market leading position. Indeed its new competitor in offering domestic soccer on demand was forced to team up with the company to distribute content via the largest cable operator.

During the reporting period, our basic management strategy remained consistent. We continued to follow a “bottom-up” security selection approach, looking for attractively valued companies around the world that we believe offer good downside protection. We looked to invest in stocks that offered a compelling risk/reward balance, in which their upside potential appears to be much greater than their downside risk, and we follow this approach regardless of market conditions. This strategy continued to drive our recent investment decisions during the past six month reporting period.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A shares at net asset value outperformed the Lipper Mid-Cap Core Funds Index and Russell 2500 Value Index but slightly underperformed versus the Russell Midcap Value Index over the past six months ended December 31, 2006.

Gains were led by the Materials and Processing sector and were enhanced by our overweight position in the sector. Newcrest Mining Limited was added to the portfolio in September and benefited from the rebound in the price of gold to become the largest individual contributor to performance over the period. Ivanhoe Mines Limited rose sharply in late-October after Rio Tinto announced a strategic partnership with the company to jointly develop and operate a large Mongolian gold and copper complex.

The Utilities sector was another solid performer for the period as all holdings within the sector contributed positively to performance. For example, diversified utility company PNM Resources reported in November that third quarter earnings rose 54 percent from a year ago, helped in part by improved performance at its baseload power plants. DTE Energy reported in November improved results at its Detroit Edison electric utility.

The portfolio’s Financial sector holdings were a significant detractor to performance. Two financial names added to the portfolio in the period were the portfolio’s worst performers: Acom Co. Limited and Promise Co. Limited. These two companies are among the top consumer finance companies in Japan. Regulatory changes and legal challenges have caused the price of these stocks to plummet. However, these companies are now trading significantly below book value and we find the risk/reward profile compelling.

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Fund Spotlight as of 12/31/06 Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$24.60	$24.21	$24.21	$24.51
Latest Capital Gain Distribution[1]	$0.6352	$0.6352	$0.6352	$0.6352
Latest Ordinary Income Distribution[2]	$0.6314	$0.5017	$0.5017	$0.6908
Inception Date	12/09/02	12/09/02	12/09/02	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 12/31/06

A Shares	NAV	Offer
1-Year	16.39%	9.68%
5-Year	16.18%	14.82%
Since Inception	13.51%	12.78%

B Shares	w/o CDSC	w/CDSC
1-Year	15.55%	11.55%
5-Year	15.32%	15.21%
Since Inception	12.77%	12.77%

C Shares	NAV
1-Year	15.50%
5-Year	15.32%
Since Inception	12.66%

R Shares	NAV
1-Year	16.67%
5-Year	16.49%
Since Inception	13.80%

Top Five Common Stock Holdings[3]
CA Inc.	6.3%
Noble Energy, Inc.	5.3%
Viacom Inc., Class B	4.6%
IndyMac Bancorp, Inc.	4.4%
Countrywide Financial Corporation	4.2%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,293,593
Average Market Capitalization (Common Stocks)	$26 billion
Number of Common Stocks	47
Expense Ratio[4]	1.26%

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

4	Class A shares after credit/reimbursement for the six months ended December 31, 2006.

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Fund Spotlight as of 12/31/06 Nuveen NWQ Multi-Cap Value Fund

Industries1

Thrifts & Mortgage Finance	14.6%
Media	11.4%
Insurance	11.3%
Oil, Gas & Consumable Fuels	8.4%
Software	6.3%
Metals & Mining	5.5%
Tobacco	3.9%
Consumer Finance	3.5%
Real Estate	3.5%
Aerospace & Defense	3.2%
Paper & Forest Products	2.4%
Commercial Services & Supplies	2.0%
Independent Power Producers & Energy Traders	2.0%
Capital Markets	2.0%
Short-Term Investments	6.3%
Other	13.7%
1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,086.60	$1,082.50	$1,082.50	$1,087.60	$1,018.85	$1,015.07	$1,015.07	$1,020.11
Expenses Incurred During Period	$ 6.63	$10.55	$10.55	$5.31	$6.41	$10.21	$10.21	$5.14

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.01%, 2.01% and 1.01% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Fund Spotlight as of 12/31/06 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$20.04	$20.03	$20.03	$20.04
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 12/31/06

A Shares	NAV	Offer
Since Inception	0.20%	-5.56%

B Shares	w/o CDSC	w/CDSC
Since Inception	0.15%	-4.85%

C Shares	NAV	w/CDSC
Since Inception	0.15%	-0.85%

R Shares	NAV
Since Inception	0.20%

Top Five Common Stock Holdings[1]

Viacom Inc., Class B	6.2%
CA Inc.	5.8%
Federal National Mortgage Association	5.5%
Noble Energy, Inc.	4.6%
Hartford Financial Services Group, Inc.	4.3%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,002
Average Market Capitalization (Common Stocks)	$56 Billion
Number of Common Stocks	34
Expense Ratio[2]	1.34%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.
2	Class A shares after credit/reimbursement for the period December 15, 2006 (commencement of operations) through December 31, 2006.

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Fund Spotlight as of 12/31/06 Nuveen NWQ Large-Cap Value Fund

Industries[1]
Insurance	16.5%
Thrifts & Mortgage Finance	11.8%
Oil, Gas & Consumable Fuels	11.0%
Media	10.8%
Software	7.9%
Metals & Mining	5.3%
Commercial Banks	4.6%
Communications Equipment	4.1%
Diversified Financial Services	3.9%
Road & Rail	3.2%
Tobacco	3.0%
Capital Markets	2.8%
Commercial Services & Supplies	2.7%
Other	12.4%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 17 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/15/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,002.00	$1,001.50	$1,001.50	$1,002.00	$1,001.70	$1,001.36	$1,001.36	$1,001.82
Expenses Incurred During Period	$0.62	$0.97	$0.97	$0.51	$0.62	$0.97	$0.97	$0.51

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.34%, 2.08%, 2.08% and 1.09% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 17/365 (to reflect the 17 days in the period since the Fund’s commencement of operations).

Semiannual Report    Page 11

Fund Spotlight as of 12/31/06 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$19.86	$19.85	$19.85	$19.86
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 12/31/06

A Shares	NAV	Offer
Since Inception	-0.70%	-6.41%

B Shares	w/o CDSC	w/CDSC
Since Inception	-0.75%	-5.71%

C Shares	NAV	w/CDSC
Since Inception	-0.75%	-1.74%

R Shares	NAV
Since Inception	-0.70%

Top Five Common Stock Holdings[1]
Griffon Corporation	4.4%
Kennametal Inc.	4.3%
Casey’s General Stores, Inc.	4.1%
Coherent Inc.	3.7%
General Cable Corporation	3.2%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$993
Average Market Capitalization (Common Stocks)	$3 Billion
Number of Common Stocks	43
Expense Ratio[2]	1.43%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.
2	Class A shares after credit/reimbursement for the period December 15, 2006 (commencement of operations) through December 31, 2006.

Semiannual Report    Page 12

Fund Spotlight as of 12/31/06 Nuveen NWQ Small/Mid-Cap Value Fund

Industries[1]
Electronic Equipment & Instruments	11.2%
Real Estate	10.6%
Metals & Mining	9.5%
Paper & Forest Products	8.9%
Machinery	8.9%
Oil, Gas & Consumable Fuels	6.3%
Thrifts & Mortgage Finance	5.2%
Building Products	4.4%
Multiline Retail	4.1%
Insurance	3.7%
Food Products	3.7%
Chemicals	3.3%
Textiles, Apparel & Luxury Goods	3.2%
Electrical Equipment	3.2%
Other	13.8%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 17 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/15/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$993.00	$992.50	$992.50	$993.00	$1,001.66	$1,001.31	$1,001.31	$1,001.78
Expenses Incurred During Period	$0.66	$1.01	$1.01	$0.55	$0.67	$1.02	$1.02	$0.55

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.43%, 2.18%, 2.18% and 1.18% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 17/365 (to reflect the 17 days in the period since the Fund’s commencement of operations).

Semiannual Report    Page 13

Fund Spotlight as of 12/31/06Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$27.30	$27.02	$27.05	$27.32
Latest Capital Gain Distribution[1]	$0.0161	$0.0161	$0.0161	$0.0161
Latest Ordinary Income Distribution[2]	$0.1448	$0.1027	$0.1027	$0.2091
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 12/31/06

A Shares	NAV	Offer
1-Year	18.83%	12.00%
Since Inception	17.44%	14.12%

B Shares	w/o CDSC	w/CDSC
1-Year	17.95%	13.95%
Since Inception	16.58%	14.92%

C Shares	NAV
1-Year	17.98%
Since Inception	16.64%

R Shares	NAV
1-Year	19.14%
Since Inception	17.73%
Top Five Common Stock Holdings[3]
Griffon Corporation		4.3%
Kennametal Inc.		3.9%
Casey’s General Stores, Inc.		3.8%
Fossil Inc.		3.2%
Marten Transport, Ltd.		3.2%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$150,772
Average Market Capitalization (Common Stocks)	$1 billion
Number of Common Stocks	46
Expense Ratio[4]	1.46%

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

4	Class A shares after credit/reimbursement for the six months ended December 31, 2006.

Semiannual Report    Page 14

Fund Spotlight as of 12/31/06 Nuveen NWQ Small-Cap Value Fund

Industries1

Machinery	12.2%
Paper & Forest Products	11.4%
Oil, Gas & Consumable Fuels	10.2%
Real Estate	7.2%
Electronic Equipment & Instruments	5.9%
Metals & Mining	5.4%
Building Products	4.3%
Thrifts & Mortgage Finance	4.3%
Food Products	4.0%
Multiline Retail	3.8%
Textiles, Apparel & Luxury Goods	3.2%
Road & Rail	3.2%
Electrical Equipment	3.1%
Short-Term Investments	7.8%
Other	14.0%
1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,052.60	$1,048.30	$1,049.00	$1,053.80	$1,017.85	$1,014.12	$1,014.06	$1,019.11
Expenses Incurred During Period	$ 7.55	$11.36	$11.41	$6.26	$7.43	$11.17	$11.22	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.46%, 2.20%, 2.21% and 1.21% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report    Page 15

Fund Spotlight as of 12/31/06 Nuveen NWQ Global Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$25.83	$25.67	$25.69	$25.86
Latest Capital Gain Distribution[1]	$0.2927	$0.2927	$0.2927	$0.2927
Latest Ordinary Income Distribution[2]	$0.5151	$0.3363	$0.3363	$0.5765
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 12/31/06

A Shares	NAV	Offer
1-Year	17.30%	10.54%
Since Inception	15.45%	12.18%

B Shares	w/o CDSC	w/CDSC
1-Year	16.37%	12.37%
Since Inception	14.59%	12.91%

C Shares	NAV
1-Year	16.41%
Since Inception	14.64%

R Shares	NAV
1-Year	17.55%
Since Inception	15.77%
Top Five Common Stock Holdings[3]
CA Inc.		2.7%
Federal National Mortgage Association		2.4%
Viacom Inc., Class B		2.3%
Altria Group, Inc.		2.3%
Union Pacific Corporation		1.9%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$17,528
Average Market Capitalization (Common Stocks)	$40 billion
Number of Common Stocks	83
Expense Ratio[4]	1.67%

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

4	Class A shares after credit/reimbursement for the six months ended December 31, 2006.

Semiannual Report    Page 16

Fund Spotlight as of 12/31/06 Nuveen NWQ Global Value Fund

Country Allocation[1]
United States	46.5%
Japan	11.5%
United Kingdom	5.4%
Italy	4.1%
South Korea	3.8%
Canada	3.4%
France	3.0%
South Africa	2.2%
Taiwan	1.9%
Australia	1.9%
Germany	1.6%
Netherlands	1.6%
Belgium	1.4%
Finland	1.4%
Papua New Guinea	0.8%
Switzerland	0.6%
Mexico	0.5%
Hong Kong	0.3%
China	0.3%
Short-Term Investments	7.8%

Industries[1]
Diversified Telecommunication Services	10.2%
Metals & Mining	9.9%
Media	7.9%
Oil, Gas & Consumable Fuels	6.5%
Insurance	5.0%
Thrifts & Mortgage Finance	4.5%
Software	3.9%
Electric Utilities	2.7%
Paper & Forest Products	2.6%
Commercial Services & Supplies	2.5%
Leisure Equipment & Products	2.5%
Tobacco	2.3%
Energy Equipment & Services	2.0%
Road & Rail	1.9%
Diversified Financial Services	1.9%
Electronic Equipment & Instruments	1.9%
Aerospace & Defense	1.8%
Capital Markets	1.7%
Commercial Banks	1.6%
Auto Components	1.6%
Beverages	1.5%
Wireless Telecommunication Services	1.5%
Short-Term Investments	7.8%
Other	14.3%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,112.30	$1,107.90	$1,108.30	$1,113.80	$1,016.79	$1,012.96	$1,012.96	$1,018.05
Expenses Incurred During Period	$8.89	$12.91	$12.91	$7.58	$8.49	$12.33	$12.33	$7.22

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.67%, 2.43%, 2.43% and 1.42% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report    Page 17

Fund Spotlight as of 12/31/06 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$29.67	$ 29.49	$ 29.49	$ 29.69
Latest Capital Gain Distribution[1]	$0.0201	$0.0201	$0.0201	$0.0201
Latest Ordinary Income Distribution[2]	$0.5274	$0.3227	$0.3227	$0.5959
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains, if any. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 12/31/06

A Shares	NAV	Offer
1-Year	25.08%	17.90%
Since Inception	22.93%	19.46%

B Shares	w/o CDSC	w/CDSC
1-Year	24.15%	20.15%
Since Inception	22.01%	20.44%

C Shares	NAV
1-Year	24.15%
Since Inception	22.01%

R Shares	NAV
1-Year	25.39%
Since Inception	23.24%
Top Five Common Stock Holdings[3]
Smithfield Foods, Inc.		3.8%
Tyson Foods, Inc., Class A		3.6%
Apex Silver Mines Limited		3.6%
Bema Gold Corporation		3.0%
AGCO Corporation		2.9%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$286,629
Average Market Capitalization (Common Stocks)	$6 billion
Number of Common Stocks	70
Expense Ratio[4]	1.38%

1	Paid December 18, 2006.

2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

3	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

4	Class A shares after credit/reimbursement for the six months ended December 31, 2006.

Semiannual Report    Page 18

Fund Spotlight as of 12/31/06 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	57.6%
Canada	9.1%
Japan	5.2%
Australia	4.8%
South Africa	2.7%
South Korea	2.1%
Papua New Guinea	1.8%
United Kingdom	1.6%
Brazil	1.4%
France	1.2%
Portugal	0.8%
Taiwan	0.2%
Greece	0.2%
Short-Term Investments	11.3%

Industries[1]
Metals & Mining	19.9%
Food Products	8.6%
Electric Utilities	7.5%
Paper & Forest Products	4.8%
Machinery	4.4%
Oil, Gas & Consumable Fuels	3.7%
Electronic Equipment & Instruments	3.2%
Energy Equipment & Services	3.0%
Commercial Services & Supplies	3.0%
Consumer Finance	2.9%
Media	2.7%
Computers & Peripherals	2.6%
Multi-Utilities	2.0%
Aerospace & Defense	2.0%
Food & Staples Retailing	1.9%
Semiconductors & Equipment	1.8%
Short-Term Investments	11.3%
Other	14.7%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (7/1/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,123.40	$1,119.00	$1,119.00	$1,125.00	$1,018.25	$1,014.47	$1,014.47	$1,019.51
Expenses Incurred During Period	$7.39	$11.38	$11.38	$6.05	$7.02	$10.82	$10.82	$5.75

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.38%, 2.13%, 2.13% and 1.13% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report    Page 19

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS – 93.5%

	Aerospace & Defense – 3.2%

253,200	Lockheed Martin Corporation	$23,312,124

350,000	Raytheon Company	18,480,000
	Total Aerospace & Defense	41,792,124

	Capital Markets – 2.0%

525,000	JPMorgan Chase & Co.	25,357,500

	Commercial Banks – 1.9%

246,710	Bank of America Corporation	13,171,847

200,000	Wachovia Corporation	11,390,000
	Total Commercial Banks	24,561,847

	Commercial Services & Supplies – 2.0%

550,000	Pitney Bowes Inc.	25,404,500

	Communications Equipment – 1.9%

1,222,000	Motorola, Inc.	25,124,320

	Computers & Peripherals – 0.3%

2,200,000	Quantum Corporation, (1)	5,104,000

	Consumer Finance – 3.5%

1,809,800	Americredit Corp., (1)	45,552,666

	Containers & Packaging – 1.0%

600,100	Packaging Corp. of America	13,262,210

	Diversified Telecommunication Services – 1.3%

900,000	Sprint Nextel Corporation	17,001,000

	Electronic Equipment & Instruments – 1.5%

549,152	Agilent Technologies, Inc., (1)	19,137,947

	Food Products – 1.4%

1,081,000	Tyson Foods, Inc., Class A	17,782,450

	Gas Utilities – 1.3%

469,000	Southwestern Energy Company, (1)	16,438,450

	Health Care Providers & Services – 1.5%

437,300	Aetna Inc.	18,882,614

	Independent Power Producers & Energy Traders – 2.0%

452,900	NRG Energy Inc., (1)	25,366,929

	Insurance – 11.3%

889,800	Aon Corporation	31,445,532

600,000	Genworth Financial Inc.	20,526,000

487,300	Hartford Financial Services Group, Inc.	45,469,963

487,200	Loews Corporation	20,204,184

450,000	MGIC Investment Corporation	28,143,000
	Total Insurance	145,788,679

Shares	Description	Value

	Machinery – 0.8%

275,000	Ingersoll-Rand Company – Class A	$10,760,750

	Media – 11.4%

675,000	CBS Corporation, Class B	21,046,500

755,700	Clear Channel Communications, Inc.	26,857,578

601,400	Comcast Corporation, Special Class A, (1)	25,186,632

73,751	Liberty Media Holding Corporation Capital, Class A, (1)	7,226,123

368,758	Liberty Media Holding Corporation Interactive, Class A, (1)	7,954,110

1,450,000	Viacom Inc., Class B, (1)	59,493,500
	Total Media	147,764,443

	Metals & Mining – 5.5%

925,000	Barrick Gold Corporation	28,397,500

200,000	POSCO, ADR	16,534,000

355,800	United States Steel Corporation	26,023,212
	Total Metals & Mining	70,954,712

	Oil, Gas & Consumable Fuels – 8.4%

252,400	Apache Corporation	16,787,124

229,500	Nexen Inc.	12,622,500

1,400,000	Noble Energy, Inc.	68,698,000

938,800	Warren Resources Inc., (1)	11,002,736
	Total Oil, Gas & Consumable Fuels	109,110,360

	Paper & Forest Products – 2.4%

628,500	Bowater Incorporated	14,141,250

1,000,000	Sappi Limited, Sponsored ADR	16,770,000
	Total Paper & Forest Products	30,911,250

	Real Estate – 3.5%

525,000	American Home Mortgage Investment Corp.	18,438,000

2,937,070	Friedman, Billings, Ramsey Group, Inc., Class A	23,496,560

800,000	HomeBanc Corp.	3,384,000
	Total Real Estate	45,318,560

	Semiconductors & Equipment – 0.7%

907,783	Mattson Technology, Inc., (1)	8,460,538

	Software – 6.3%

3,600,677	CA Inc.	81,555,334

	Thrifts & Mortgage Finance – 14.5%

1,275,000	Countrywide Financial Corporation	54,123,750

850,000	Federal National Mortgage Association	50,481,500

1,250,000	IndyMac Bancorp, Inc.	56,450,000

500,000	Radian Group Inc.	26,955,000
	Total Thrifts & Mortgage Finance	188,010,250

	Tobacco – 3.9%

589,700	Altria Group, Inc.	50,608,054
	Total Common Stocks (cost $1,049,332,070)	1,210,011,487

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund (continued)

December 31, 2006

Principal Amount (000)	Description	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.3%

$81,592	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/06, repurchase price $81,633,055, collateralized by $26,455,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $33,554,543	4.580%	1/02/07	$81,591,534

	Total Short-Term Investments (cost $81,591,534)			81,591,534

	Total Investments (cost $1,130,923,604) – 99.8%			1,291,603,021

	Other Assets Less Liabilities – 0.2%			1,990,427

	Net Assets – 100%			$1,293,593,448

(1)	Non-income producing.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS

	Aerospace & Defense – 0.8%

100	Lockheed Martin Corporation	$9,207
	Capital Markets – 2.4%

500	JPMorgan Chase & Co.	24,150
	Commercial Banks – 3.9%

200	Bank of America Corporation	10,678

800	Wells Fargo & Company	28,448
	Total Commercial Banks	39,126

	Commercial Services & Supplies – 2.3%

500	Pitney Bowes Inc.	23,095
	Communications Equipment – 3.5%

1,700	Motorola, Inc.	34,952
	Diversified Financial Services – 3.3%

600	Citigroup Inc.	33,420
	Diversified Telecommunication Services – 1.9%

1,000	Sprint Nextel Corporation	18,890
	Electronic Equipment & Instruments – 1.4%

400	Agilent Technologies, Inc., (1)	13,940
	Food Products – 1.5%

900	Tyson Foods, Inc., Class A	14,805
	Household Products – 1.3%

200	Kimberly-Clark Corporation	13,590
	Insurance – 14.2%

800	Aon Corporation	28,272

900	Genworth Financial Inc.	30,789

400	Hartford Financial Services Group, Inc.	37,324

800	Loews Corporation	33,176

200	MGIC Investment Corporation	12,508
	Total Insurance	142,069

	Machinery – 2.0%

500	Ingersoll-Rand Company – Class A	19,565
	Media – 9.3%

600	Clear Channel Communications, Inc.	21,324

100	Liberty Media Holding Corporation Capital, Class A, (1)	9,798

400	Liberty Media Holding Corporation Interactive, Class A, (1)	8,628

1,300	Viacom Inc., Class B, (1)	53,339
	Total Media	93,089

	Metals & Mining – 4.5%

1,000	Barrick Gold Corporation	30,700

200	United States Steel Corporation	14,628
	Total Metals & Mining	45,328

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund (continued)

December 31, 2006

Shares	Description	Value

	Oil, Gas & Consumable Fuels – 9.4%

400	Apache Corporation	$26,604

400	ConocoPhillips	28,780

800	Noble Energy, Inc.	39,256
	Total Oil, Gas & Consumable Fuels	94,640

	Paper & Forest Products – 1.7%

500	International Paper Company	17,050
	Road & Rail – 2.8%

300	Union Pacific Corporation	27,606
	Software – 6.8%

2,200	CA Inc.	49,830

600	Microsoft Corporation	17,916
	Total Software	67,746

	Thrifts & Mortgage Finance – 10.1%

500	Countrywide Financial Corporation	21,225

800	Federal National Mortgage Association	47,512

600	Radian Group Inc.	32,346
	Total Thrifts & Mortgage Finance	101,083

	Tobacco – 2.6%

300	Altria Group, Inc.	25,746
	Total Investments (cost $857,524) – 85.7%	859,097

	Other Assets Less Liabilities – 14.3%	142,776

	Net Assets – 100%	$1,001,873

(1)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Small/Mid-Cap Value Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS

	Building Products – 4.2%

1,650	Griffon Corporation, (1)	$42,071
	Chemicals – 3.2%

350	Agrium Inc.	11,022

500	Ferro Corporation	10,345

400	Rockwood Holdings Inc., (1)	10,104
	Total Chemicals	31,471

	Communications Equipment – 2.6%

1,850	Avaya Inc., (1)	25,863
	Consumer Finance – 2.5%

1,000	Americredit Corp., (1)	25,170
	Containers & Packaging – 2.1%

450	Packaging Corp. of America	9,945

900	Smurfit-Stone Container Corporation, (1)	9,504
	Total Containers & Packaging	19,449

	Electrical Equipment – 3.0%

500	Lincoln Electric Holdings Inc.	30,210
	Electronic Equipment & Instruments – 10.7%

600	Arrow Electronics, Inc., (1)	18,930

1,100	Coherent Inc., (1)	34,727

700	General Cable Corporation, (1)	30,597

750	Tektronix Inc.	21,878
	Total Electronic Equipment & Instruments	106,132

	Food Products – 3.5%

2,250	Del Monte Foods Company	24,818

400	Smithfield Foods, Inc., (1)	10,264
	Total Food Products	35,082

	Gas Utilities – 2.3%

650	Southwestern Energy Company, (1)	22,782
	Household Durables – 2.5%

850	Newell Rubbermaid Inc.	24,608
	Independent Power Producers & Energy Traders – 1.2%

200	NRG Energy Inc., (1)	11,202
	Insurance – 3.5%

400	Hanover Insurance Group Inc.	19,520

250	MGIC Investment Corporation	15,635
	Total Insurance	35,155

	Machinery – 8.5%

300	AGCO Corporation, (1)	9,282

700	Kennametal Inc.	41,195

300	Oshkosh Truck Corporation	14,526

600	Sauer-Danfoss, Inc.	19,350
	Total Machinery	84,353

Portfolio of Investments (Unaudited)

Nuveen Small/Mid-Cap Value Fund (continued)

December 31, 2006

Shares	Description	Value

	Metals & Mining – 9.1%

150	Carpenter Technology Inc.	$15,378

550	Century Aluminum Company, (1)	24,558

1,050	Gibraltar Industries Inc.	24,686

650	Reliance Steel & Aluminum Company	25,597
	Total Metals & Mining	90,219

	Multiline Retail – 3.9%

1,650	Casey’s General Stores, Inc.	38,858
	Oil, Gas & Consumable Fuels – 6.0%

1,250	Acergy S.A., Sponsored ADR, (1)	24,075

500	Denbury Resources Inc., (1)	13,895

450	Noble Energy, Inc.	22,082
	Total Oil, Gas & Consumable Fuels	60,052

	Paper & Forest Products – 8.5%

1,300	Bowater Incorporated	29,250

350	MeadWestvaco Corporation	10,521

1,200	Sappi Limited, Sponsored ADR	20,124

1,650	Wausau Paper Corp.	24,734
	Total Paper & Forest Products	84,629

	Real Estate – 10.1%

850	American Home Mortgage Investment Corp.	29,852

2,300	Anthracite Capital, Inc.	29,279

1,950	Friedman, Billings, Ramsey Group, Inc., Class A	15,600

750	RAIT Investment Trust	25,860
	Total Real Estate	100,591

	Textiles, Apparel & Luxury Goods – 3.1%

1,350	Fossil Inc., (1)	30,483
	Thrifts & Mortgage Finance – 4.9%

550	IndyMac Bancorp, Inc.	24,838

450	Radian Group Inc.	24,260
	Total Thrifts & Mortgage Finance	49,098

	Total Investments (cost $956,053) – 95.4%	947,478

	Other Assets Less Liabilities – 4.6%	45,389

	Net Assets – 100%	$992,867

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS – 94.1%

	Aerospace & Defense – 2.0%

256,000	Aeroflex Incorporated, (1)	$3,000,320

	Building Products – 4.5%

260,350	Griffon Corporation, (1)	6,638,925

	Commercial Banks – 1.9%

98,265	Bancorp, Inc., (1)	2,908,644

	Communications Equipment – 2.5%

121,700	CommScope Inc., (1)	3,709,416

	Computers & Peripherals – 0.6%

402,300	Quantum Corporation, (1)	933,336

	Containers & Packaging – 0.9%

122,100	Smurfit-Stone Container Corporation, (1)	1,289,376

	Electrical Equipment – 3.1%

78,500	Lincoln Electric Holdings Inc.	4,742,970

	Electronic Equipment & Instruments – 6.1%

103,400	General Cable Corporation, (1)	4,519,614

350,200	Keithley Instruments, Inc.	4,605,130

	Total Electronic Equipment & Instruments	9,124,744

	Food Products – 4.1%

364,300	Del Monte Foods Company	4,018,229

114,600	Premium Standard Farms Inc.	2,128,122
	Total Food Products	6,146,351

	Household Durables – 2.4%

226,900	Hooker Furniture Corporation	3,557,792

	Household Products – 1.9%

82,800	WD 40 Company	2,887,236

	Insurance – 0.9%

107,300	PMA Capital Corporation, Class A, (1)	989,306

202,800	Quanta Capital Holdings Limited, (1)	436,020
	Total Insurance	1,425,326

	Machinery – 12.4%

97,700	Albany International Corporation, Class A	3,215,307

68,900	Commercial Vehicle Group Inc., (1)	1,502,020

116,550	Kadant Inc., (1)	2,841,489

101,240	Kennametal Inc.	5,957,974

32,900	RBC Bearings Inc., (1)	942,914

131,950	Sauer-Danfoss, Inc.	4,255,388

	Total Machinery	18,715,092

	Metals & Mining – 5.5%

87,900	Century Aluminum Company, (1)	3,924,735

188,300	Gibraltar Industries Inc.	4,426,933
	Total Metals & Mining	8,351,668

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund (continued)

December 31, 2006

Shares	Description	Value

	Multiline Retail – 3.9%

247,800	Casey’s General Stores, Inc.	$5,835,690

	Oil, Gas & Consumable Fuels – 10.4%

186,200	Acergy S.A., Sponsored ADR, (1)	3,586,212

93,800	Bill Barnett Corporation, (1)	2,552,298

94,600	Denbury Resources Inc., (1)	2,628,934

83,850	Quest Resource Corporation, (1)	846,885

74,400	Range Resources Corporation	2,043,024

347,550	Warren Resources Inc., (1)	4,073,286
	Total Oil, Gas & Consumable Fuels	15,730,639

	Paper & Forest Products – 11.7%

193,600	Bowater Incorporated	4,356,000

281,700	Buckeye Technologies Inc., (1)	3,374,766

192,200	Glatfelter	2,979,100

192,000	Sappi Limited, Sponsored ADR	3,219,840

243,100	Wausau Paper Corp.	3,644,069
	Total Paper & Forest Products	17,573,775

	Real Estate – 7.3%

217,500	Alesco Financial Inc.	2,327,250

230,900	Anthracite Capital, Inc.	2,939,357

93,700	HomeBanc Corp.	396,351

240,700	New York Mortgage Trust, Inc.	734,135

134,600	RAIT Investment Trust	4,641,008
	Total Real Estate	11,038,101

	Road & Rail – 3.2%

264,800	Marten Transport, Ltd., (1)	4,853,784

	Semiconductors & Equipment – 0.9%

142,600	Mattson Technology, Inc., (1)	1,329,032

	Specialty Retail – 0.2%

42,368	Golfsmith International Holdings Inc., (1)	411,393

	Textiles, Apparel & Luxury Goods – 3.3%

220,300	Fossil Inc., (1)	4,974,374

	Thrifts & Mortgage Finance – 4.4%

177,250	Franklin Bank Corporation, (1)	3,640,715

65,600	IndyMac Bancorp, Inc.	2,962,496
	Total Thrifts & Mortgage Finance	6,603,211

	Total Common Stocks (cost $134,257,690)	141,781,195

Principal Amount (000)	Description	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.9%

$11,945	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/06, repurchase price $11,951,166, collateralized by $9,610,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $12,188,968	4.580%	1/02/07	$11,945,087
	Total Short-Term Investments (cost $11,945,087)			11,945,087

	Total Investments (cost $146,202,777) – 102.0%			153,726,282

	Other Assets Less Liabilities – (2.0)%			(2,954,378)

	Net Assets – 100%			$150,771,904

(1)	Non-income producing
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen NWQ Global Value Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS – 92.7%

	Aerospace & Defense– 1.8%

1,850	Lockheed Martin Corporation	$170,330

2,850	Raytheon Company	150,480
	Total Aerospace & Defense	320,810

	Auto Components – 1.6%

3,400	Magna International Inc., Class A	273,870
	Beverages – 1.5%

4,100	Cocal Cola West Holdings Company	94,916

11,000	Kirin Brewery Company Limited	172,942
	Total Beverages	267,858

	Capital Markets – 1.7%

6,300	JPMorgan Chase & Co.	304,290
	Commercial Banks – 1.6%

7,900	Wells Fargo & Company	280,924
	Commercial Services & Supplies – 2.5%

1,650	Dai Nippon Printing Co., Ltd., ADR	50,490

14,000	Dai Nippon Printing Co., Ltd.	216,226

3,900	Pitney Bowes Inc.	180,141
	Total Commercial Services & Supplies	446,857

	Communications Equipment – 1.4%

12,350	Motorola, Inc.	253,916
	Consumer Finance – 1.2%

480	ACOM Company Limited	16,134

4,790	Takefuji Corporation	189,579
	Total Consumer Finance	205,713

	Diversified Financial Services – 1.9%

6,050	Citigroup Inc.	336,985
	Diversified Telecommunication Services – 10.3%

5,400	AT&T Inc.	193,050

5,760	Belgacom S.A.	253,728

17,106	Chunghwa Telecom Co., Ltd., Sponsored ADR	337,501

11,870	KT Corporation, Sponsored ADR	300,905

6,630	Nippon Telegraph and Telephone Corporation, ADR (DD, Settling 1/02/07)	164,358

12,900	Sprint Nextel Corporation	243,681

119,700	Telecom Italia S.p.A.	303,695
	Total Diversified Telecommunication Services	1,796,918

	Electric Utilities – 2.7%

8,000	CLP Holdings Limited	59,242

24,550	Enel SpA	253,263

7,060	Korea Electric Power Corporation, Sponsored ADR	160,333
	Total Electric Utilities	472,838

	Electronic Equipment & Instruments – 1.9%

3,756	Agilent Technologies, Inc., (1)	130,897

Portfolio of Investments (Unaudited)

Nuveen NWQ Global Value Fund (continued)

December 31, 2006

Shares	Description	Value

	Electronic Equipment & Instruments (continued)

11,800	Samsung SDI Company Ltd., 144A, (1)	$203,962
	Total Electronic Equipment & Instruments	334,859

	Energy Equipment & Services – 2.0%

220	Areva CI	163,501

2,800	Technip SA	192,199
	Total Energy Equipment & Services	355,700

	Food & Staples Retailing – 0.8%

18,200	J. Sainsbury PLC	145,839
	Food Products – 1.2%

1,060	Associated British Foods PLC, ADR	17,126

12,100	Tyson Foods, Inc., Class A	199,045
	Total Food Products	216,171

	Health Care Providers & Services – 1.4%

5,600	Aetna Inc.	241,808
	Household Durables – 0.4%

4,000	Sekisui House, Ltd.	58,250
	Household Products – 1.3%

3,375	Kimberly-Clark Corporation	229,331
	Industrial Conglomerates – 1.2%

14,000	Alfa S.A.	93,178

23,800	Tomkins PLC	114,521
	Total Industrial Conglomerates	207,699

	Insurance – 5.0%

1,800	Aegon N.V.	34,110

6,050	Aon Corporation	213,807

7,650	Genworth Financial Inc.	261,707

2,450	Hartford Financial Services Group, Inc.	228,610

2,300	MGIC Investment Corporation	143,842
	Total Insurance	882,076

	Leisure Equipment & Products – 2.5%

6,300	Fuji Photo Film Co., Ltd.	258,871

3,200	Sankyo Company Ltd	177,203
	Total Leisure Equipment & Products	436,074

	Machinery – 1.0%

4,300	Ingersoll-Rand Company – Class A	168,259
	Media – 7.9%

5,750	CBS Corporation, Class B	179,285

3,500	Clear Channel Communications, Inc.	124,390

5,000	Comcast Corporation, Special Class A, (1)	209,400

532	Liberty Media Holding Corporation Capital, Class A, (1)	52,125

5,962	Liberty Media Holding Corporation Interactive, Class A, (1)	128,600

17,050	Premiere AG, (1)	285,837

9,900	Viacom Inc., Class B, (1)	406,196
	Total Media	1,385,833

Shares	Description	Value

	Metals & Mining – 9.9%

32,440	Alumina Limited	$162,345

3,525	Anglo American PLC	171,928

4,410	AngloGold Ashanti Limited, Sponsored ADR	207,667

6,100	Apex Silver Mines Limited, (1)	96,929

10,618	Barrick Gold Corporation	325,973

7,036	Impala Platinum Holdings Limited (DD, Settling 1/11/07 and 1/12/07)	184,597

55,800	Lihir Gold Limited, (1)	137,423

1,400	Lonmin PLC	82,510

8,300	Newcrest Mining Limited	172,635

1,300	United States Steel Corporation	95,082

2,050	Xstrata PLC	102,355
	Total Metals & Mining	1,739,444

	Multi-Utilities – 0.9%

10,420	United Utilities PLC	159,138
	Oil, Gas & Consumable Fuels – 6.6%

3,200	Apache Corporation	212,832

5,100	Eni S.p.A.	171,538

6,350	Noble Energy, Inc.	311,595

3,367	Royal Dutch Shell PLC, Class B	239,562

2,360	Total SA	170,252

56,000	Yanzhou Coal Mining Company	45,285
	Total Oil, Gas & Consumable Fuels	1,151,064

	Paper & Forest Products – 2.6%

6,200	International Paper Company	211,420

15,700	Stora Enso Oyj, R Shares	248,697
	Total Paper & Forest Products	460,117

	Personal Products – 1.0%

8,000	Shiseido Company, Limited	173,438
	Pharmaceuticals – 0.8%

4,600	Daiichi Sankyo Company Limited	143,792
	Road & Rail – 1.9%

3,700	Union Pacific Corporation	340,473
	Semiconductors & Equipment – 0.8%

4,300	NEC Electronics Corporation, (1)	125,743
	Software – 4.0%

20,900	CA Inc.	473,384

7,400	Microsoft Corporation	220,964
	Total Software	694,348

	Textiles, Apparel & Luxury Goods – 1.0%

13,000	Wacoal Holdings Corporation	176,640
	Thrifts & Mortgage Finance – 4.6%

6,650	Countrywide Financial Corporation	282,293

7,150	Federal National Mortgage Association	424,638

Portfolio of Investments (Unaudited)

Nuveen NWQ Global Value Fund (continued)

December 31, 2006

Shares	Description	Value

	Thrifts & Mortgage Finance (continued)

1,750	Radian Group Inc.	$94,343
	Total Thrifts & Mortgage Finance	801,274

	Tobacco – 2.3%

4,675	Altria Group, Inc.	401,208
	Wireless Telecommunication Services – 1.5%

95,006	Vodafone Group PLC	263,221
	Total Common Stocks (cost $14,571,587)	16,252,778

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.8%

$1,368	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/06, repurchase price $1,368,691, collateralized by $1,105,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $1,404,541	4.580%	1/02/07	$1,367,995

	Total Short-Term Investments (cost $1,367,995)			1,367,995

	Total Investments (cost $15,939,582) – 100.5%			17,620,773

	Other Assets Less Liabilities – (0.5)%			(93,081)

	Net Assets – 100%			$17,527,692

(1)	Non-income producing.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
DD	Portion of investment purchased on a delayed delivery basis.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund

December 31, 2006

Shares	Description	Value

	COMMON STOCKS – 74.0%

	Aerospace & Defense – 0.1%

25,800	Orbital Sciences Corporation, (1)	$475,752
	Auto Components – 0.8%

27,700	Magna International Inc., Class A	2,231,235
	Chemicals – 1.7%

7,400	Aceto Corporation	63,936

182,300	Mosaic Company, (1)	3,893,928

37,400	Sensient Technologies Corporation	920,040
	Total Chemicals	4,877,904

	Commercial Services & Supplies – 2.3%

216,700	Allied Waste Industries, Inc., (1)	2,663,243

70,800	Toppan Printing Company Limited, ADR	3,879,840
	Total Commercial Services & Supplies	6,543,083

	Construction & Engineering – 1.1%

92,500	Shaw Group Inc., (1)	3,098,750
	Consumer Finance – 2.9%

504,600	ACOM Company Limited, Sponsored ADR	4,137,720

276,500	Promise Company Limited, Unsponsored ADR	4,216,625
	Total Consumer Finance	8,354,345

	Diversified Telecommunication Services – 1.2%

24,276	Chunghwa Telecom Co., Ltd., Sponsored ADR	478,965

120,500	KT Corporation, Sponsored ADR	3,054,675
	Total Diversified Telecommunication Services	3,533,640

	Electric Utilities – 7.6%

16,600	Alliant Energy Corporation	626,982

27,300	Ameren Corporation	1,466,829

33,100	American Electric Power	1,409,398

220,000	Centrais Electricas Brasileiras S.A., ADR	2,475,000

128,600	DTE Energy Company	6,225,526

44,300	EDP – Energias de Portugal, S.A., Sponsored ADR	2,244,238

49,600	IDACORP, INC	1,917,040

10,600	Korea Electric Power Corporation, Sponsored ADR	240,726

165,000	PNM Resources Inc.	5,131,500
	Total Electric Utilities	21,737,239

	Electronic Equipment & Instruments – 2.9%

1,500	OSI Systems Inc., (1)	31,395

154,700	Samsung SDI Company Ltd., 144A, (1)	2,673,974

145,900	Tech Data Corporation, (1)	5,525,233
	Total Electronic Equipment & Instruments	8,230,602

	Energy Equipment & Services – 1.3%

52,750	Technip SA, ADR	3,619,178

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2006

Shares	Description	Value

	Food & Staples Retailing – 2.0%

58,500	Kroger Co.	$1,349,595

119,000	SUPERVALU Inc.	4,254,250
	Total Food & Staples Retailing	5,603,845

	Food Products – 8.7%

1,000	Archer-Daniels-Midland Company	31,960

500	Bunge Limited	36,255

195,600	Sara Lee Corporation	3,331,068

433,200	Smithfield Foods, Inc., (1)	11,115,912

635,500	Tyson Foods, Inc., Class A	10,453,975
	Total Food Products	24,969,170

	Health Care Providers & Services – 0.8%

89,500	Apria Healthcare Group Inc., (1)	2,385,175
	Household Durables – 1.3%

305,000	Levitt Corporation, Class A	3,733,200

5,300	Sekisui House, Ltd., Sponsored ADR	76,320
	Total Household Durables	3,809,520

	Household Products – 0.9%

10,050	KAO Corporation, Sponsored ADR	2,707,440
	Independent Power Producers & Energy Traders – 1.0%

49,500	NRG Energy Inc., (1)	2,772,495
	IT Services – 0.4%

15,900	CDW Corporation	1,118,088
	Machinery – 4.0%

273,200	AGCO Corporation, (1)	8,452,808

4,800	Alamo Group Inc.	112,608

18,700	Lindsay Manufacturing Company	610,555

159,300	Tecumseh Products Company, Class A, (1)	2,692,170
	Total Machinery	11,868,141

	Marine – 0.8%

65,200	Genco Shipping and Trading Limited	1,821,688

83,600	Navios Maritime Holdings Inc.	448,932
	Total Marine	2,270,620

	Media – 1.3%

100,000	Scholastic Corporation, (1)	3,584,000
	Metals & Mining – 19.6%

50,200	Alcoa Inc.	1,506,502

276,700	Alumina Limited, Sponsored ADR	5,506,330

167,500	AngloGold Ashanti Limited, Sponsored ADR	7,887,575

655,500	Apex Silver Mines Limited, (1)	10,415,895

2,300	Banro Corporation, (1)	30,038

36,565	Barrick Gold Corporation	1,122,546

1,655,500	Bema Gold Corporation, (1)	8,691,375

55,000	Crystallex International Corporation, (1)	199,100

Shares	Description	Value

	Metals & Mining (continued)

121,200	Eldorado Gold Corporation, (1)	$654,480

734,200	Entree Gold Inc., (1)	1,138,010

440,100	Ivanhoe Mines Limited, (1)	4,326,183

213,600	Lihir Gold Limited, Sponsored ADR, (1)	5,271,648

396,600	Newcrest Mining Limited, Sponsored ADR	8,288,940

1,100	Newmont Mining Corporation	49,665

699,750	Orezone Resources Inc., (1)	1,028,633
	Total Metals & Mining	56,116,920

	Multi-Utilities – 2.1%

233,300	Puget Energy Inc.	5,916,488
	Oil, Gas & Consumable Fuels – 1.9%

50,000	Nexen Inc.	2,750,000

65,000	Peabody Energy Corporation	2,626,650
	Total Oil, Gas & Consumable Fuels	5,376,650

	Paper & Forest Products – 4.9%

235,600	Bowater Incorporated	5,301,000

95,000	Buckeye Technologies Inc., (1)	1,138,100

496,500	Domtar Inc., (1)	4,190,460

219,100	Wausau Paper Corp.	3,284,309
	Total Paper & Forest Products	13,913,869

	Road & Rail – 0.2%

9,000	Union Pacific Corporation	828,180
	Transportation Infrastructure – 1.6%

149,500	Stolt-Nielsen S.A., Sponsored ADR	4,558,255
	Water Utilities – 0.6%

50,700	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	1,716,702
	Total Common Stocks (cost $185,629,860)	212,217,286

Principal Amount (000)	Description	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 15.8%

	Aerospace & Defense – 1.8%

$5,440	Edo Corporation, Convertible Note	4.000%	11/15/25	N/R	$5,263,200
	Airlines – 1.0%

3,084	JetBlue Airways Corporation	3.500%	7/15/33	CCC+	2,976,060
	Commercial Services & Supplies – 0.7%

2,115	Allied Waste Industries Inc., Convertible Debentures	4.250%	4/15/34	B+	2,030,400
	Computers & Peripherals – 2.6%

132	Adaptec Inc.	0.750%	12/22/23	CCC+	119,625

2,810	Hutchinson Technology Inc., Convertible Bond	3.250%	1/15/26	B–	2,623,838

5,372	Quantum Corporation	4.375%	8/01/10	CCC+	4,841,515

8,314	Total Computers & Peripherals				7,584,978

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2006

Principal Amount (000)	Description	Coupon	Maturity	Ratings (2)	Value

	Electrical Equipment – 1.2%

$4,492	GrafTech International Limited	1.625%	1/15/24	B2	$3,520,762
	Electronic Equipment & Instruments – 0.4%

978	SCI Systems Inc.	3.000%	3/15/07	B1	976,778
	Energy Equipment & Services – 1.8%

5,340	Nabors Industries Inc., Convertible Bond Series 144A	0.940%	5/15/11	A–	5,133,075
	Machinery – 0.4%

1,003	Albany International Corporation, Convertible Bond	2.250%	3/15/26	N/R	951,596
	Media – 1.5%

4,289	Echostar Communications Corporation, Convertible Subordinated Notes	5.750%	5/15/08	B1	4,390,864
	Metals & Mining – 0.6%

193	Apex Silver Mines Limited	2.875%	3/15/24	N/R	162,603

1,543	Coeur d’Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	B–	1,465,850
1,736	Total Metals & Mining				1,628,453
	Oil, Gas & Consumable Fuels – 1.9%

5,585	Peabody Energy Corp., Convertible Bond (DD, Settling 1/02/07)	4.750%	12/15/66	Ba2	5,354,619
	Semiconductors & Equipment – 1.9%

500	Axcelis Technologies Inc.	4.250%	1/15/07	N/R	495,625

1,808	Credence Systems Corporation, Convertible Bond	1.500%	5/15/08	N/R	1,701,780

117	FEI Company, Convertible Notes	5.500%	8/15/08	B–	116,708

2,638	International Rectifier Corporation, Convertible Subordinated Notes	4.250%	7/15/07	B+	2,631,405

408	TriQuint Semiconductor, Inc.	4.000%	3/01/07	N/R	406,976
5,471	Total Semiconductors & Equipment				5,352,494
$47,847	Total Convertible Bonds (cost $45,015,065)				45,163,279

Principal Amount (000)	Description		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 11.4%

$32,734	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/06, repurchase price $32,750,486, collateralized by $28,505,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $33,390,158		4.580%	1/02/07	$32,733,828

	Total Short-Term Investments (cost $32,733,828)				32,733,828

	Total Investments (cost $263,378,753) – 101.2%				290,114,393

	Other Assets Less Liabilities – (1.2)%				(3,485,374)

	Net Assets – 100%				$286,629,019

(1)	Non-income producing.
(2)	Ratings: Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
N/R	Not rated.
ADR	American Depositary Receipt.
DD	Purchased on a delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

December 31, 2006

	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Global Value	Value Opportunities
Assets
Investments, at value (cost $1,130,923,604, $857,524, $956,053, $146,202,777, $15,939,582 and $263,378,753, respectively)	$1,291,603,021	$859,097	$947,478	$153,726,282	$17,620,773	$290,114,393
Cash	—	143,175	50,785	—	36,531	5,466,096
Cash denominated in foreign currencies (Cost $0, $0, $0, $0, $18,770 and $0, respectively)	—	—	—	—	18,707	—
Receivables:
Dividends	1,761,779	371	1,552	247,036	20,848	234,083
From Adviser	—	3,748	3,626	—	—	—
Interest	31,141	—	—	4,559	522	427,445
Investments sold	—	—	—	583,604	—	—
Reclaims	—	—	—	—	1,419	—
Shares sold	6,167,729	—	—	1,472,539	138,956	5,157,982
Other assets	23,393	—	—	148	120	308
Total assets	1,299,587,063	1,006,391	1,003,441	156,034,168	17,837,876	301,400,307
Liabilities
Payables:
Distributions	430,478	—	—	65,687	28,659	701,115
Investments purchased	1,364,901	—	6,139	5,001,576	251,435	13,519,030
Shares redeemed	2,357,650	—	—	27,745	—	219,214
Accrued expenses:
Management fees	876,198	—	—	119,913	23,362	219,383
12b-1 distribution and service fees	507,513	263	261	23,016	6,728	79,894
Other	456,875	4,255	4,174	24,327	—	32,652
Total liabilities	5,993,615	4,518	10,574	5,262,264	310,184	14,771,288
Net assets	$1,293,593,448	$1,001,873	$992,867	$150,771,904	$17,527,692	$286,629,019
Class A Shares
Net assets	$558,573,070	$250,505	$248,253	$57,571,398	$6,838,287	$156,905,571
Shares outstanding	22,710,095	12,500	12,500	2,108,824	264,701	5,287,824
Net asset value per share	$24.60	$20.04	$19.86	$27.30	$25.83	$29.67
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.10	$21.26	$21.07	$28.97	$27.41	$31.48
Class B Shares
Net assets	$69,776,955	$250,417	$248,166	$542,634	$589,381	$2,937,422
Shares outstanding	2,882,332	12,500	12,500	20,082	22,958	99,609
Net asset value and offering price per share	$24.21	$20.03	$19.85	$27.02	$25.67	$29.49
Class C Shares
Net assets	$394,379,194	$250,417	$248,166	$13,586,707	$5,728,497	$55,963,477
Shares outstanding	16,289,849	12,500	12,500	502,356	222,994	1,897,634
Net asset value and offering price per share	$24.21	$20.03	$19.85	$27.05	$25.69	$29.49
Class R Shares
Net assets	$270,864,229	$250,534	$248,282	$79,071,165	$4,371,527	$70,822,549
Shares outstanding	11,049,708	12,500	12,500	2,894,013	169,043	2,385,187
Net asset value and offering price per share	$24.51	$20.04	$19.86	$27.32	$25.86	$29.69
Net Assets Consist of:
Capital paid-in	$1,123,665,082	$1,000,000	$1,000,000	$142,901,420	$15,775,211	$261,297,004
Undistributed (Over-distribution of) net investment income	41,311	300	1,442	(91,567)	(4,031)	(1,199,985)
Accumulated net realized gain (loss) from investments and foreign currency	9,207,763	—	—	438,546	75,152	(203,629)
Net unrealized appreciation (depreciation) of investments and foreign currency	160,679,292	1,573	(8,575)	7,523,505	1,681,360	26,735,629
Net assets	$1,293,593,448	$1,001,873	$992,867	$150,771,904	$17,527,692	$286,629,019

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
	Six Months Ended 12/31/06	For the Period 12/15/06 (commencement of operations) through 12/31/06	For the Period 12/15/06 (commencement of operations) through 12/31/06	Six Months Ended 12/31/06	Six Months Ended 12/31/06	Six Months Ended 12/31/06
Investment Income
Dividends (net of foreign tax withheld of $36,571,$0, $0 $0, $8,129 and $26,377, respectively)	$9,137,424	$371	$1,552	$688,182	$145,810	$988,440
Interest	2,473,129	699	699	200,419	31,541	1,529,348
Total investment income	$11,610,553	1,070	2,251	888,601	177,351	2,517,788
Expenses
Management fees	4,634,670	388	432	430,823	71,683	1,030,204
12b-1 service fees – Class A	610,714	29	29	56,142	6,908	146,554
12b-1 distribution and service fees – Class B	319,698	117	116	2,302	2,220	9,571
12b-1 distribution and service fees – Class C	1,756,015	117	116	50,714	23,413	196,878
Shareholders’ servicing agent fees and expenses	791,019	47	47	80,366	9,490	53,507
Custodian’s fees and expenses	94,948	7	7	17,413	15,143	20,200
Trustees’ fees and expenses	6,814	5	5	873	114	1,622
Professional fees	37,587	424	424	4,348	3,612	6,582
Shareholders’ reports – printing and mailing expenses	116,748	3,613	3,613	15,324	3,464	25,171
Federal and state registration fees	93,551	6	6	34,892	25,485	46,922
Other expenses	18,264	154	74	1,351	258	3,217
Total expenses before custodian fee credit and expense reimbursement	8,480,028	4,907	4,869	694,548	161,790	1,540,428
Custodian fee credit	(223)	—	—	(145)	(302)	(257)
Expense reimbursement	—	(4,137)	(4,060)	(58,003)	(25,400)	—
Net expenses	8,479,805	770	809	636,400	136,088	1,540,171
Net investment income	3,130,748	300	1,442	252,201	41,263	977,617
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	51,718,392	—	—	812,425	325,895	1,135,941
Foreign currency	(160)	—	—	—	(5,408)	(11)
Change in net unrealized appreciation (depreciation) of:
Investments	42,466,546	1,573	(8,575)	5,030,226	1,232,855	23,818,459
Foreign currency	(87)	—	—	—	88	(7)
Net realized and unrealized gain (loss)	94,184,691	1,573	(8,575)	5,842,651	1,553,430	24,954,382
Net increase (decrease) in net assets from operations	$97,315,439	$1,873	$(7,133)	$6,094,852	$1,594,693	$25,931,999

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	Multi-Cap Value		Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value
	Six Months Ended 12/31/06	Year Ended 6/30/06	For the Period 12/15/06 (commencement of operations) through 12/31/06	For the Period 12/15/06 (commencement of operations) through 12/31/06	Six Months Ended 12/31/06	Year Ended 6/30/06
Operations
Net investment income	$3,130,748	$2,760,555	$300	$1,442	$252,201	$74,814
Net realized gain (loss) from:
Investments	51,718,392	18,138,796	—	—	812,425	255,505
Foreign currency	(160)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	42,466,546	74,904,668	1,573	(8,575)	5,030,226	2,471,268
Foreign currency	(87)	—	—	—	—	—
Net increase (decrease) in net assets from operations	97,315,439	95,804,019	1,873	(7,133)	6,094,852	2,801,587
Distributions to Shareholders
From net investment income:
Class A	(2,927,087)	(645,331)	—	—	(88,033)	(12,619)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R	(2,069,137)	(563,169)	—	—	(303,731)	(22,416)
From accumulated net realized gains:
Class A	(24,405,454)	(3,335,819)	—	—	(229,525)	(22,461)
Class B	(3,122,917)	(600,391)	—	—	(2,312)	(906)
Class C	(17,573,222)	(2,635,886)	—	—	(57,179)	(14,793)
Class R	(12,137,413)	(1,502,118)	—	—	(329,848)	(29,134)
Decrease in net assets from distributions to shareholders	(62,235,230)	(9,282,714)	—	—	(1,010,628)	(102,329)
Fund Share Transactions
Proceeds from sale of shares	288,860,143	553,212,092	1,000,000	1,000,000	97,455,643	51,606,751
Proceeds from shares issued to shareholders due to reinvestment of distributions	55,341,498	8,082,954	—	—	818,076	42,571
	344,201,641	561,295,046	1,000,000	1,000,000	98,273,719	51,649,322
Cost of shares redeemed	(74,270,914)	(83,168,952)	—	—	(7,243,288)	(1,787,227)
Net increase (decrease) in net assets from Fund share transactions	269,930,727	478,126,094	1,000,000	1,000,000	91,030,431	49,862,095
Capital contribution from sub-adviser	—	—	—	—	—	9,060
Net increase (decrease) in net assets	305,010,936	564,647,399	1,001,873	992,867	96,114,655	52,570,413
Net assets at the beginning of period	988,582,512	423,935,113	—	—	54,657,249	2,086,836
Net assets at the end of period	$1,293,593,448	$988,582,512	$1,001,873	$992,867	$150,771,904	$54,657,249
Undistributed (Over-distribution of) net investment income at the end of period	$41,311	$1,906,787	$300	$1,442	$(91,567)	$47,996

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Global Value		Value Opportunities
	Six Months Ended 12/31/06	Year Ended 6/30/06	Six Months Ended 12/31/06	Year Ended 6/30/06
Operations
Net investment income	$41,263	$47,038	$977,617	$342,346
Net realized gain (loss) from:
Investments	325,895	194,326	1,135,941	1,069,411
Foreign currency	(5,408)	—	(11)	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,232,855	387,992	23,818,459	2,879,289
Foreign currency	88	—	(7)	—
Net increase (decrease) in net assets from operations	1,594,693	629,356	25,931,999	4,291,046
Distributions to Shareholders
From net investment income:
Class A	(46,899)	(3,808)	(1,500,154)	(15,990)
Class B	—	—	(8,089)	—
Class C	—	—	(155,575)	—
Class R	(39,526)	(11,540)	(836,917)	(14,230)
From accumulated net realized gains:
Class A	(156,985)	(6,911)	(1,310,367)	(51,530)
Class B	(13,787)	(692)	(24,048)	(1,367)
Class C	(137,778)	(8,414)	(462,457)	(27,359)
Class R	(102,310)	(17,209)	(563,686)	(29,054)
Decrease in net assets from distributions to shareholders	(497,285)	(48,574)	(4,861,293)	(139,530)
Fund Share Transactions
Proceeds from sale of shares	5,683,495	8,810,547	138,982,602	133,672,285
Proceeds from shares issued to shareholders due to reinvestment of distributions	343,086	18,101	3,437,316	78,060
	6,026,581	8,828,648	142,419,918	133,750,345
Cost of shares redeemed	(808,273)	(271,573)	(10,785,788)	(6,087,087)
Net increase (decrease) in net assets from Fund share transactions	5,218,308	8,557,075	131,634,130	127,663,258
Capital contribution from sub-adviser	—	—	—	—
Net increase (decrease) in net assets	6,315,716	9,137,857	152,704,836	131,814,774
Net assets at the beginning of period	11,211,976	2,074,119	133,924,183	2,109,409
Net assets at the end of period	$17,527,692	$11,211,976	$286,629,019	$133,924,183
Undistributed (Over-distribution of) net investment income at the end of period	$(4,031)	$41,131	$(1,199,985)	$323,133

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”), Nuveen NWQ Global Value Fund (“Global Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (formerly Nuveen NWQ Value Opportunities Fund) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Effective March 1, 2006, NWQ Investment Management Company, LLC (“NWQ”) reorganized into two distinct entities: NWQ and Tradewinds NWQ Global Investors, LLC (“Tradewinds”). As a result of this reorganization, Tradewinds assumed all of the sub-advisory responsibilities for Value Opportunities. With respect to Global Value, NWQ continues to sub-advise the domestic portion of the Fund’s portfolio while Tradewinds assumed sub-advisory responsibilities for the international portion of the Fund’s portfolio. This reorganization did not impact NWQ’s sub-advisory responsibilities for Multi-Cap Value and Small-Cap Value. Additionally, this transition did not cause a change in the portfolio management of the Funds or their investment objectives or policies.

As previously approved by the Board of Trustees effective June 30, 2006, the Nuveen NWQ Value Opportunities Fund changed its name to Nuveen Tradewinds Value Opportunities Fund.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index in an attempt to provide long-term capital appreciation.

Small/Mid-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with market capitalizations at a time of investment comparable to companies in the Russell 2500 Index in an attempt to provide long-term capital appreciation.

Small-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with small capitalizations at the time of purchase that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Global Value ordinarily invests at least 80% of its assets in equity securities of U.S. and foreign companies in an attempt to provide long-term capital appreciation. The proportion of assets invested in foreign investments will fluctuate but generally will be within 15 percentage points of the proportion of foreign companies comprising the MSCI World Index. The Fund may also invest up to 10% of its assets in equity securities of foreign companies domiciled in emerging markets.

Value Opportunities ordinarily invests at least 80% of its assets in equity securities, including convertible securities, of companies with varying capitalizations generally ranging from $100 million to $15 billion in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At December 31, 2006, Global Value and Value Opportunities had outstanding when-issued/delayed delivery purchase commitments of $55,313 and $5,466,095, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares, however, Large-Cap Value and Small/Mid-Cap Value will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest certain derivative financial instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period covered by this report.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translation

To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions. The Funds may engage in foreign currency forward, options and futures contracts. To the extent that the Funds invest in contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Cap Value
	Six Months Ended 12/31/06		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,015,299	$146,703,022	10,389,068	$236,857,999
Class A – automatic conversion of Class B shares	24,400	596,498	27,409	626,109
Class B	420,290	10,073,658	1,082,888	24,152,149
Class C	3,132,130	75,151,743	7,617,996	170,099,973
Class R	2,314,087	56,335,222	5,319,603	121,475,862
Shares issued to shareholders due to reinvestment of distributions:
Class A	991,076	24,380,446	156,347	3,475,266
Class B	112,666	2,714,128	23,958	524,687
Class C	603,046	14,533,408	97,137	2,127,192
Class R	558,145	13,713,516	88,139	1,955,809
	14,171,139	344,201,641	24,802,545	561,295,046
Shares redeemed:
Class A	(1,532,701)	(37,671,245)	(2,077,618)	(47,011,348)
Class B	(120,192)	(2,881,007)	(215,562)	(4,881,089)
Class B – automatic conversion to Class A shares	(24,845)	(596,498)	(27,791)	(626,109)
Class C	(609,531)	(14,690,473)	(871,982)	(19,528,196)
Class R	(747,796)	(18,431,691)	(492,772)	(11,122,210)
	(3,035,065)	(74,270,914)	(3,685,725)	(83,168,952)
Net increase (decrease)	11,136,074	$269,930,727	21,116,820	$478,126,094

	Large-Cap Value
	For the Period 12/15/06 (commencement of operations) through 12/31/06
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class B	12,500	250,000
Class C	12,500	250,000
Class R	12,500	250,000
Net increase (decrease)	50,000	$1,000,000

Notes to Financial Statements (Unaudited) (continued)

	Small/Mid-Cap Value
	For the Period 12/15/06 (commencement of operations) through 12/31/06
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class B	12,500	250,000
Class C	12,500	250,000
Class R	12,500	250,000
Net increase (decrease)	50,000	$1,000,000

	Small-Cap Value
	Six Months Ended 12/31/06		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	911,316	$23,470,288	1,333,486	$33,398,780
Class B	7,086	180,033	14,445	360,053
Class C	230,137	5,899,237	285,367	7,085,258
Class R	2,532,695	67,906,085	431,074	10,762,660
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,394	255,370	1,129	26,264
Class B	53	1,421	14	320
Class C	969	26,014	187	4,321
Class R	19,630	535,271	501	11,666
	3,711,280	98,273,719	2,066,203	51,649,322
Shares redeemed:
Class A	(111,029)	(2,863,910)	(35,597)	(898,476)
Class B	(1,342)	(35,170)	(299)	(7,425)
Class C	(8,369)	(215,077)	(6,060)	(144,094)
Class R	(160,735)	(4,129,131)	(28,777)	(737,232)
	(281,475)	(7,243,288)	(70,733)	(1,787,227)
Net increase (decrease)	3,429,805	$91,030,431	1,995,470	$49,862,095

	Global Value
	Six Months Ended 12/31/06		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	105,979	$2,644,019	179,477	$4,178,364
Class B	9,897	243,563	12,409	286,356
Class C	80,113	1,974,661	151,463	3,483,915
Class R	33,151	821,252	36,647	861,912
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,978	182,344	444	10,003
Class B	497	12,728	30	671
Class C	3,625	92,832	291	6,477
Class R	2,150	55,182	42	950
	242,390	6,026,581	380,803	8,828,648
Shares redeemed:
Class A	(20,607)	(525,963)	(7,695)	(178,947)
Class B	—	—	—	—
Class C	(9,091)	(230,786)	(3,532)	(82,394)
Class R	(2,125)	(51,524)	(447)	(10,232)
	(31,823)	(808,273)	(11,674)	(271,573)
Net increase (decrease)	210,567	$5,218,308	369,129	$8,557,075

	Value Opportunities
	Six Months Ended 12/31/06		Year Ended 6/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,778,505	$77,943,637	2,800,243	$73,168,991
Class B	60,932	1,703,240	42,433	1,077,815
Class C	1,081,845	30,033,827	844,980	21,566,757
Class R	1,031,061	29,301,898	1,423,561	37,858,722
Shares issued to shareholders due to reinvestment of distributions:
Class A	59,825	1,779,957	2,387	56,431
Class B	763	22,506	18	420
Class C	14,135	416,621	685	15,957
Class R	40,900	1,218,232	221	5,252
	5,067,966	142,419,918	5,114,528	133,750,345
Shares redeemed:
Class A	(278,522)	(7,874,413)	(74,739)	(1,990,582)
Class B	(1,131)	(31,359)	(3,531)	(90,853)
Class C	(27,359)	(780,440)	(16,777)	(444,505)
Class R	(74,260)	(2,099,576)	(135,921)	(3,561,147)
	(381,272)	(10,785,788)	(230,968)	(6,087,087)
Net increase (decrease)	4,686,694	$131,634,130	4,883,560	$127,663,258

Notes to Financial Statements (Unaudited) (continued)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the six months ended December 31, 2006, were as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
Purchases	$323,874,189	$857,524	$956,053	$92,259,921	$5,800,984	$132,346,129
Sales and maturities	110,080,219	—	—	7,673,967	1,303,755	10,379,429

* For the period December 15, 2006 (commencement of operations) through December 31, 2006.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2006, the cost of investments was as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Cost of investments	$1,130,962,409	$857,524	$956,053	$146,355,234	$15,939,584	$263,639,976

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2006, were as follows:

	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Gross unrealized:
Appreciation	$185,187,963	$7,973	$7,233	$10,639,622	$1,980,679	$30,500,364
Depreciation	(24,547,351)	(6,400)	(15,808)	(3,268,574)	(299,490)	(4,025,947)
Net unrealized appreciation (depreciation) of investments	$160,640,612	$1,573	$(8,575)	$7,371,048	$1,681,189	$26,474,417

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2006, were as follows:

	Multi-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Undistributed net ordinary income*	$8,844,253	$361,952	$122,403	$1,397,216
Undistributed net long-term capital gains	7,831,371	83,481	84,254	206,841

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

	Multi-Cap Value	Small-Cap Value	Global Value	Value Opportunities
Distributions from net ordinary income*	$3,801,830	$102,331	$48,574	$139,508
Distributions from net long-term capital gains	5,479,388	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Global Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.6500%	.7500%	.8000%	.8000%	.8000%
For the next $125 million	.6375	.6375	.7375	.7875	.7875	.7875
For the next $250 million	.6250	.6250	.7250	.7750	.7750	.7750
For the next $500 million	.6125	.6125	.7125	.7625	.7625	.7625
For the next $1 billion	.6000	.6000	.7000	.7500	.7500	.7500
For net assets over $2 billion	.5750	.5750	.6750	.7250	.7250	.7250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex-level fee rate was .1845%.

Complex-Level Assets (1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion (2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ and Tradewinds, of which Nuveen owns a controlling interest while key management of NWQ and Tradewinds owns a non-controlling minority interest. NWQ and Tradewinds are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Small-Cap Value, Global Value and Value Opportunities through July 31, 2009, and Large-Cap Value and Small/Mid-Cap Value through October 31, 2010, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.25%, 1.45% and 1.25% of the average daily net assets of Small-Cap Value, Global Value and Value Opportunities, respectively, and 1.10% and 1.20% of the average daily net assets of Large-Cap Value and Small/Mid-Cap Value, respectively. The Adviser has also agreed to limit total operating expenses (excluding 12B-1 distribution and service fees and extraordinary expenses) from exceeding 1.50%, 1.55% and 1.50% for Small-Cap Value, Global Value and Value Opportunities respectively, after July 31, 2009 and 1.35% and 1.45% for Large-Cap Value and Small/Mid-Cap Value, respectively, after October 31, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the six months ended December 31, 2006, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
Sales charges collected	$1,161,761	$—	$—	$93,134	$18,068	$447,352
Paid to authorized dealers	1,022,717	—	—	89,113	15,858	401,326

*	For the period December 15, 2006 (commencement of operations) through December 31, 2006.

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2006, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
Commission advances	$1,140,023	$—	$—	$126,455	$24,898	$427,459

*	For the period December 15, 2006 (Commencement of operations) through December 31, 2006.

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2006, the Distributor retained such 12b-1 fees as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
12b-1 fees retained	$1,180,600	$234	$232	$49,412	$22,212	$196,366

*	For the period December 15, 2006 (commencement of operations) through December 31, 2006.

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2006, as follows:

	Multi-Cap Value	Large-Cap Value*	Small/Mid-Cap Value*	Small-Cap Value	Global Value	Value Opportunities
CDSC retained	$109,117	$—	$—	$2,955	$1,744	$30,510

*	For the period December 15, 2006 (commencement of operations) through December 31, 2006.

During the fiscal year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060, representing an earnings credit due to lost return opportunities attributable to its delay in investing a $500,000 inflow into the Fund. Although the amount was at all times invested in short-term fixed-income investments, NWQ reimbursed the Fund for an amount equivalent to the extra return it believed the Fund would have generated during the period had this amount been invested in securities held in the Fund’s portfolio of equity investments.

At December 31, 2006, Nuveen owned all shares of each class of Large-Cap Value and Small/Mid-Cap Value.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MULTI-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/02)
Year Ended 6/30:
2007(h)	$23.81	$.09	$1.97	$2.06	$(.13)	$(1.14)	$(1.27)	$24.60	8.66%	$558,573	1.26	%*	.76	%*	1.26	%*	.76	%*	1.26	%*	.76	%*	10%
2006	20.60	.15	3.42	3.57	(.06)	(.30)	(.36)	23.81	17.45	409,788	1.33		.65		1.33		.65		1.33		.65		9
2005	18.56	.11	2.15	2.26	(.05)	(.17)	(.22)	20.60	12.20	179,548	1.36		.54		1.36		.54		1.36		.54		14
2004	14.60	.04	4.38	4.42	(.02)	(.44)	(.46)	18.56	30.75	58,279	1.48		.20		1.48		.20		1.48		.20		21
4/01/03– 6/30/03	11.54	.02	3.04	3.06	—	—	—	14.60	26.52	4,732	1.66	*	.59	*	1.66	*	.59	*	1.66	*	.60	*	13
12/09/02– 3/31/03	11.86	—	(.27)	(.27)	(.05)	—	(.05)	11.54	(2.26)	294	1.78	*	(.07	)*	1.75	*	(.04	)*	1.75	*	(.04	)*	52
Class B (12/02)
Year Ended 6/30:
2007(h)	23.42	— **	1.93	1.93	—	(1.14)	(1.14)	24.21	8.25	69,777	2.01	*	.01	*	2.01	*	.01	*	2.01	*	.01	*	10
2006	20.37	(.02)	3.37	3.35	—	(.30)	(.30)	23.42	16.57	58,423	2.08		(.10)		2.08		(.10)		2.08		(.10)		9
2005	18.45	(.04)	2.13	2.09	—	(.17)	(.17)	20.37	11.35	33,216	2.10		(.20)		2.10		(.20)		2.10		(.20)		14
2004	14.61	(.09)	4.37	4.28	—	(.44)	(.44)	18.45	29.76	9,322	2.23		(.53)		2.23		(.53)		2.23		(.53)		21
4/01/03– 6/30/03	11.58	—	3.03	3.03	—	—	—	14.61	26.17	193	2.43	*	(.08	)*	2.43	*	(.08	)*	2.43	*	(.08	)*	13
12/09/02– 3/31/03	11.86	(.04)	(.24)	(.28)	—	—	—	11.58	(2.36)	20	3.29	*	(1.95	)*	2.50	*	(1.16	)*	2.50	*	(1.16	)*	52
Class C (12/02)
Year Ended 6/30:
2007(h)	23.42	— **	1.93	1.93	—	(1.14)	(1.14)	24.21	8.25	394,379	2.01	*	.01	*	2.01	*	.01	*	2.01	*	.01	*	10
2006	20.37	(.02)	3.37	3.35	—	(.30)	(.30)	23.42	16.57	308,339	2.08		(.10)		2.08		(.10)		2.08		(.10)		9
2005	18.45	(.04)	2.13	2.09	—	(.17)	(.17)	20.37	11.35	128,758	2.11		(.21)		2.11		(.21)		2.10		(.21)		14
2004	14.62	(.09)	4.36	4.27	—	(.44)	(.44)	18.45	29.67	30,085	2.23		(.53)		2.23		(.53)		2.23		(.53)		21
4/01/03– 6/30/03	11.58	(.01)	3.05	3.04	—	—	—	14.62	26.25	416	2.44	*	(.33	)*	2.44	*	(.33	)*	2.44	*	(.33	)*	13
12/09/02– 3/31/03	11.86	(.02)	(.26)	(.28)	—	—	—	11.58	(2.36)	2	2.50	*	(.62	)*	2.50	*	(.62	)*	2.50	*	(.62	)*	52
Class R (11/97)
Year Ended 6/30:
2007(h)	23.76	.12	1.96	2.08	(.19)	(1.14)	(1.33)	24.51	8.76	270,864	1.01	*	1.01	*	1.01	*	1.01	*	1.01	*	1.01	*	10
2006	20.55	.20	3.42	3.62	(.11)	(.30)	(.41)	23.76	17.77	212,033	1.09		.90		1.09		.90		1.09		.90		9
2005	18.52	.15	2.15	2.30	(.10)	(.17)	(.27)	20.55	12.43	82,413	1.10		.78		1.10		.78		1.10		.78		14
2004	14.57	.06	4.38	4.44	(.05)	(.44)	(.49)	18.52	31.02	46,546	1.24		.39		1.24		.39		1.24		.39		21
4/01/03– 6/30/03	11.51	.02	3.04	3.06	—	—	—	14.57	26.59	26,777	1.41	*	.56	*	1.41	*	.56	*	1.41	*	.56	*	13
Year Ended 3/31:
2003(e)	13.92	.08	(2.38)	(2.30)	(.11)	—	(.11)	11.51	(16.52)	21,795	1.61		.37		1.36		.62		1.36		.62		52
11/01/01–3/31/02(f)	11.73	.05	2.20	2.25	(.06)	—	(.06)	13.92	19.20	25,505	2.21	*	(.10	)*	1.25	*	.86	*	1.25	*	.86	*	14
Year Ended 10/31:
2001(g)	13.28	.08	.09	.17	(.06)	(1.66)	(1.72)	11.73	1.23	16,996	1.54		.25		1.25		.54		1.25		.54		66

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Information represents the performance history of the PBHG Special Equity Fund prior to the December 6, 2002 reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the reorganization.
(f)	Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)	Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).
(h)	For the six months ended December 31, 2007.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
LARGE-CAP VALUE												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
Year Ended 6/30:
2007(e)	$20.00	$.01		$.03	$.04	$—	$—	$—	$20.04	.20%	$251	10.20	%*	(7.90	)%*	1.34	%*	.95	%*	1.34	%*	.95	%*	—%
Class B (12/06)
Year Ended 6/30:
2007(e)	20.00	—	**	.03	.03	—	—	—	20.03	.15	250	10.94	*	(8.65	)*	2.08	*	.21	*	2.08	*	.21	*	—
Class C (12/06)
Year Ended 6/30:
2007(e)	20.00	—	**	.03	.03	—	—	—	20.03	.15	250	10.94	*	(8.65	)*	2.08	*	.21	*	2.08	*	.21	*	—
Class R (12/06)
Year Ended 6/30:
2007(e)	20.00	.01		.03	.04	—	—	—	20.04	.20	251	9.95	*	(7.65	)*	1.09	*	1.21	*	1.09	*	1.21	*	—

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SMALL/MID-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
Year Ended 6/30:
2007(e)	$20.00	$.03	$(.17)	$(.14)	$—	$—	$—	$19.86	(.70)%	$248	10.20	%*	(5.34	)%*	1.43	%*	3.42	%*	1.43	%*	3.42	%*	—%
Class B (12/06)
Year Ended 6/30:
2007(e)	20.00	.02	(.17)	(.15)	—	—	—	19.85	(.75)	248	10.95	*	(6.09	)*	2.18	*	2.68	*	2.18	*	2.68	*	—
Class C (12/06)
Year Ended 6/30:
2007(e)	20.00	.02	(.17)	(.15)	—	—	—	19.85	(.75)	248	10.95	*	(6.09	)*	2.18	*	2.68	*	2.18	*	2.68	*	—
Class R (12/06)
Year Ended 6/30:
2007(e)	20.00	.03	(.17)	(.14)	—	—	—	19.86	(.70)	248	9.95	*	(5.09	)*	1.18	*	3.68	*	1.18	*	3.68	*	—

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions						Ratios/Supplemental Data
SMALL-CAP VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
Year Ended 6/30:
2007(h)	$26.10	$.07		$1.29	$1.36	$(.04)	$(.12)	$(.16)	$27.30	5.26%		$57,571	1.61	%*	.36	%*	1.46	%*	.51	%*	1.46	%*	.51	%*	10%
2006 2005(e)	20.84 20.00	.13 .05		5.48 .79	5.61 .84	(.08 —)	(.27 —)	(.35 —)	26.10 20.84	27.08 4.20	**	33,907 3	1.95 2.85	*	(.02 (.96	) )*	1.42 1.49	*	.51 .40	*	1.40 1.42	*	.53 .47	*	26 22
Class B (12/04)
Year Ended 6/30:
2007(h)	25.89	(.03)		1.28	1.25	—	(.12)	(.12)	27.02	4.83		543	2.36	*	(.40	)*	2.20	*	(.25	)*	2.20	*	(.25	)*	10
2006 2005(e)	20.76 20.00	(.07 (.03	) )	5.47 .79	5.40 .76	— —	(.27 —)	(.27 —)	25.89 20.76	26.17 3.80	**	370 3	2.75 3.60	*	(.91 (1.70	) )*	2.16 2.24	*	(.33 (.35	) )*	2.14 2.17	*	(.31 (.28	) )*	26 22
Class C (12/04)
Year Ended 6/30:
2007(h)	25.91	(.03)		1.29	1.26	—	(.12)	(.12)	27.05	4.90		13,587	2.35	*	(.39	)*	2.21	*	(.24	)*	2.21	*	(.24	)*	10
2006 2005(e)	20.76 20.00	(.07 (.03	) )	5.49 .79	5.42 .76	— —	(.27 —)	(.27 —)	25.91 20.76	26.22 3.80	**	7,244 3	2.73 3.60	*	(.86 (1.70	) )*	2.17 2.24	*	(.30 (.35	) )*	2.15 2.17	*	(.28 (.28	) )*	26 22
Class R (12/04)
Year Ended 6/30:
2007(h)	26.15	.13		1.27	1.40	(.11)	(.12)	(.23)	27.32	5.38		79,071	1.31	*	.83	*	1.21	*	.94	*	1.21	*	.94	*	10
2006 2005(e)	20.87 20.00	.16 .08		5.52 .79	5.68 .87	(.13 —)	(.27 —)	(.40 —)	26.15 20.87	27.41 4.35	**	13,137 2,079	1.73 2.61	*	.07 (.72	)*	1.17 1.25	*	.63 .64	*	1.15 1.17	*	.65 .72	*	26 22

*	Annualized.
**	During the fiscal year ended June 30, 2006, NWQ reimbursed Small Cap Value $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but would have otherwise reduced each of the total returns by .05% for Class B, C and R.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(h)	For the six months ended December 31, 2006.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Class (Inception Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
GLOBAL VALUE												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
Year Ended 6/30:
2007(h)	$23.95	$.10		$2.59	$2.69	$(.18)	$(.63)	$(.81)	$25.83	11.23%	$6,838	2.03	%*	.41	%*	1.68	%*	.76	%*	1.67	%*	.76	%*	10%
2006	20.71	.27		3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81	4,128	2.32		.43		1.69		1.06		1.61		1.14		21
2005(e)	20.00	.10		.61	.71	—	—	—	20.71	3.55	3	2.87	*	(.41	)*	1.72	*	.74	*	1.58	*	.88	*	6
Class B (12/04)
Year Ended 6/30:
2007(h)	23.74	—	**	2.56	2.56	—	(.63)	(.63)	25.67	10.79	589	2.76	*	(.36	)*	2.44	*	(.04	)*	2.43	*	(.03	)*	10
2006	20.63	.07		3.21	3.28	—	(.17)	(.17)	23.74	15.94	298	3.12		(.47)		2.44		.21		2.36		.29		21
2005(e)	20.00	.01		.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16	)*	2.47	*	(.01	)*	2.33	*	.13	*	6
Class C (12/04)
Year Ended 6/30:
2007(h)	23.75	—	**	2.57	2.57	—	(.63)	(.63)	25.69	10.83	5,728	2.77	*	(.34	)*	2.43	*	(.01	)*	2.43	*	—	*	10
2006	20.63	.07		3.22	3.29	—	(.17)	(.17)	23.75	15.99	3,524	3.06		(.39)		2.44		.22		2.36		.31		21
2005(e)	20.00	.01		.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16	)*	2.47	*	(.01	)*	2.33	*	.13	*	6
Class R (12/04)
Year Ended 6/30:
2007(h)	24.00	.13		2.60	2.73	(.24)	(.63)	(.87)	25.86	11.83	4,372	1.79	*	.67	*	1.42	*	1.04	*	1.42	*	1.04	*	10
2006	20.74	.22		3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15	3,261	2.09		.22		1.44		.88		1.36		.96		21
2005(e)	20.00	.13		.61	.74	—	—	—	20.74	3.70	2,066	2.59	*	(.13	)*	1.44	*	1.02	*	1.33	*	1.13	*	6

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(h)	For the six months ended December 31, 2006.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
VALUE OPPORTUNITIES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
Year Ended 6/30:
2007(h)	$26.90	$.15	$3.17	$3.32	$(.29)	$(.26)	$(.55)	$29.67	12.34%	$156,906	1.38	%*	1.02	%*	1.38	%*	1.02	%*	1.38	%*	1.02	%*	6%
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90	29.45	73,389	1.63		.94		1.49		1.09		1.48		1.09		29
2005(e)	20.00	.08	.99	1.07	—	—	—	21.07	5.35	3	3.12	*	(1.10	)*	1.51	*	.52	*	1.30	*	.73	*	45
Class B (12/04)
Year Ended 6/30:
2007(h)	26.66	.04	3.13	3.17	(.08)	(.26)	(.34)	29.49	11.90	2,937	2.13	*	.25	*	2.13	*	.25	*	2.13	*	.25	*	6
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66	28.49	1,041	2.40		.16		2.24		.33		2.23		.34		29
2005(e)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class C (12/04)
Year Ended 6/30:
2007(h)	26.66	.04	3.13	3.17	(.08)	(.26)	(.34)	29.49	11.90	55,963	2.13	*	.26	*	2.13	*	.26	*	2.13	*	.26	*	6
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66	28.49	22,102	2.40		.15		2.24		.31		2.23		.32		29
2005(e)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class R (12/04)
Year Ended 6/30:
2007(h)	26.95	.18	3.18	3.36	(.36)	(.26)	(.62)	29.69	12.50	70,823	1.13	*	1.26	*	1.13	*	1.26	*	1.13	*	1.26	*	6
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95	29.80	37,393	1.48		.98		1.24		1.22		1.23		1.23		29
2005(e)	20.00	.11	.98	1.09	—	—	—	21.09	5.45	2,102	2.86	*	(.84	)*	1.24	*	.77	*	1.05	*	.97	*	45

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(h)	For the six months ended December 31, 2006.

See accompanying notes to financial statements.

Annual Investment Management Agreement Approval Process

The Approval Process for the NWQ Large Cap Value Fund and NWQ Small/Mid-Cap Value Fund

The Board of Trustees is responsible for approving the advisory arrangements for the Funds. At a meeting held on November 14-16, 2006, the Board of Trustees of the Funds, including a majority of the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and Nuveen Asset Management (“NAM”) and the Sub-Advisory Agreement between NAM and NWQ Investment Management Company, LLC (“NWQ”) on behalf of the NWQ Large Cap Value and NWQ Small/Mid-Cap Value Funds. NWQ is the “Sub-Advisor” and together with NAM, each is a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the November Meeting, the independent Trustees previously had received, in adequate time in advance of this meeting or at prior meetings, materials which outlined, among other things:

•	the services currently provided by each Fund Adviser to other Nuveen funds and expected to be provided to the Funds;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	the performance record of certain investment strategies, as applicable;

•	the profitability of Nuveen (which incorporated Nuveen’s wholly-owned subsidiaries, including the Sub-Advisor);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds as well as comparable affiliated funds, if any;

•	the soft dollar practices of the Fund Adviser; and

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds and comparable affiliated funds, if any.

After reviewing the written materials and further discussions, the independent Trustees met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered in voting on advisory contracts. It is with this background that the Trustees considered the advisory and sub-advisory agreement with a Fund Adviser for each Fund. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to a Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the performance of certain investment strategies, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the respective Fund Adviser’s services. As NAM and NWQ already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Trustees, the Board has a good understanding of each Fund Adviser’s organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser’s personnel. At the November Meeting or at prior meetings, the Trustees have reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the respective Fund Adviser will provide to the Funds; the experience of the Fund Adviser with the applicable investment strategies; and performance information with respect to certain investment strategies (as described in further detail below). At prior meetings, the Board also reviewed an evaluation from NAM of the Sub-Advisor which outlined, among other things, the Sub-Advisor’s organizational history, client base, product mix, investment team, investment process and performance. Given the Trustees’ experience with Nuveen funds advised by NAM and sub-advised by the Sub-Advisor, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment management services, NAM and its affiliates will provide the Funds with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements, compliance functions and monitoring and overseeing any sub-adviser).

In evaluating the services of the Sub-Advisor, the independent Trustees noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services to the applicable Fund.

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Trustees found that, overall, the nature, extent and quality of services expected to be provided to a Fund under the respective Investment Management Agreement or Sub-Advisory Agreement, as applicable, were sufficient.

B. The Investment Performance of the Fund Advisers

Each Fund is new and therefore does not have its own performance history. The Board, however, did review certain performance information regarding the investment strategies for a Fund to the extent available (e.g., the total return for the one, three and five year periods ending August 2006 for the NWQ large cap value strategy) as well as the performance for comparable funds and/or the respective Fund’s peer universe. The Trustees are also familiar with the respective Fund Adviser’s performance record with other Nuveen funds.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that a Fund was expected to bear, the Trustees considered the respective Fund’s proposed management fee structure, its sub-advisory fee arrangements and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable affiliated funds (if any). In this regard, the Trustees also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled “Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.”

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Trustees were familiar with the fees assessed to other clients of Nuveen or its affiliates. With respect to separate managed accounts, the advisory fees charged to such separate managed accounts are generally lower than those charged to the comparable funds. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. These services are generally not required to the same extent, if at all, for separate accounts. Accordingly, the Trustees noted that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

In considering the fees of a Sub-Advisor, the Trustees are familiar with the pricing schedule the Sub-Advisor charges for similar investment management services for other Nuveen funds and other fund sponsors or clients.

3. Profitability

In conjunction with its review of fees at prior meetings, the Trustees have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned subsidiaries including the Sub-Advisor). At the November Meeting or at prior meetings, the Trustees reviewed Nuveen’s revenues, expenses and profitability margins for advisory activities (on both a pre-tax and after-tax basis). At prior meetings, the Trustees reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers. In reviewing profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulty in comparing the profitability of other unaffiliated advisers. Nevertheless, to the extent available, the Trustees had considered Nuveen’s profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees further received the 2005 Annual Report for Nuveen Investments as well as its quarterly report ending September 30, 2006. Based on their review, the Trustees were satisfied that the level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of each Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedule of proposed advisory fees for the Funds, including fund-level breakpoints thereto, if any. In addition to advisory fee breakpoints, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, which would include the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the applicable breakpoint schedules and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees have recognized that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements but may from time to time receive or have access to research generally provided by broker-dealers to institutional clients. The Trustees also considered the soft dollar arrangements of the Sub-Advisor. The Trustees noted that NWQ has engaged in soft dollar arrangements and that it benefits from these arrangements by receiving research from brokers that execute the Fund’s portfolio transactions. The Trustees have considered the brokerage practices of each Fund Adviser, including its broker allocation policies and procedures and the types of research and brokerage services received (if any). With respect to the services received, the Trustees noted the services were to be limited to services with intellectual content.

F. Approval

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the respective Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the applicable Fund and the respective Investment Management Agreements and the Sub-Advisory Agreements should be and were approved on behalf of the applicable Funds.

Notes

Notes

Notes

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Tradewinds NWQ Global

Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock. The average market capitalization of a mutual fund’s portfolio gives a measure of the size of the companies in which the fund invests.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Distribution Information: Multi-Cap Value, Small-Cap Value, Global Value and Value Opportunities designate 38.77%, 40.89%, 29.41% and 17.70%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 41.65%, 42.58%, 70.27% and 24.08%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $162 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MSA-NWQ-1206D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)*	/s/ Jessica R. Droeger
Jessica R. Droeger Vice President and Secretary

Date March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date March 9, 2007

By	(Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date March 9, 2007

*	Print the name and title of each signing officer under his or her signature.